                                TRADITIONAL IRA

EVERYTHING YOU NEED TO:

- OPEN A NEW SM&R IRA ACCOUNT

- TRANSFER YOUR PRESENT IRA ACCOUNT(S) TO AN SM&R IRA

- DIRECTLY ROLL OVER YOUR RETIREMENT PLAN DISTRIBUTION

- OPEN OR TRANSFER AN SEP ACCOUNT





 SECURITIES MANAGEMENT & RESEARCH, INC.
One Moody Plaza * Galveston, Texas 77550
          (409) 763-2767                            FORMS KIT
                                                  (INCLUDES SEP)
              [LOGO]

        Member NASD, SIPC

IT'S AS EASY AS "ABC" TO ESTABLISH A TRADITIONAL IRA
--------------------------------------------------------------------------------
  After reviewing a current prospectus for the American National Funds Group and/or SM&R Capital Funds, Inc., carefully complete the IRA APPLICATION found in this kit.

  To make it as easy as "ABC" to establish an IRA in our family of funds, Securities Management & Research, Inc. ("SM&R") has placed all forms required to establish an IRA in this kit. The forms included are:

1. IRA DIRECT TRANSFER REQUEST--Complete this form, included in this kit, if you wish to have a Trustee-to-Trustee transfer of your current IRA to SM&R from another institution.

2. * DIRECT ROLLOVER REQUEST FORM--If you wish to roll funds directly from a qualified retirement plan or 403(b) plan (TSA) to an IRA in the American National Family of Funds, complete and return this form, included in this kit.

3. * IRA ROLLOVER STATEMENT--Complete this form, included in this kit, if you have already received a distribution from an IRA, qualified retirement plan or 403(b) (TSA) and are rolling the proceeds into an IRA in the American National Family of Funds within the 60th day of receiving the funds.

IRA CONTRIBUTION DEADLINE

  Contributions may be made all year long but must be completed by your tax filing deadline (not including extensions) in order to deduct them for the prior year. The IRS has stated that a contribution postmarked April 15 may be considered a prior year contribution. This position is subject to change at any time.

  Furthermore, all contributions made by pre-authorized check, payroll allotments, etc., are deemed to be current year contributions ONLY.

  If you have any questions please contact your representative or call SM&R, toll free, at 1-800-231-4639.



* Important Note: Effective January 1, 1993, eligible rollover distributions from qualified plans and 403(b) plans are subject to a 20% mandatory withholding tax UNLESS rolled over directly to an IRA or to another qualified retirement plan. Please review pages 11 for a further explanation.



IS IT A TRANSFER OR A ROLLOVER?

  These two terms have been used interchangeably to apply to any movement of funds between retirement plans for years. However, there exists a major difference--A Rollover is a reportable transaction. Below is a more thorough explanation of the difference between the two.

TRANSFER

  A transfer is essentially the movement of all or part of the assets in a retirement plan from its current trustee or custodian to a successor trustee or custodian. Because the assets remain in the same type of plan and are not received by the participant, they are not reportable to the government.

  To transfer IRA assets from another institution to Securities Management & Research, Inc. ("SM&R"), you will need to complete the Transfer Request Form, included in this kit. If you have an existing IRA you may choose to invest the proceeds from your transfer to that account, in which case you would not need to complete the IRA Application. However, if the proceeds are to be invested in a new IRA, complete the Application in its entirety, and give both the Application and Transfer Request to your representative or mail them directly to Securities Management & Research, Inc. at the address indicated on the Application. SM&R will handle the transfer for you and send a confirmation statement when the transfer is completed.

ROLLOVER

  A rollover occurs when plan assets become payable to a participant in a reportable transaction and these funds are redeposited into another retirement plan. A participant in a qualified plan or 403(b) plan can choose either to have the distribution rolled over directly by the current plan's trustee or custodian (a "Direct Rollover") or to receive the distribution, less a mandatory 20% federal withholding tax, and complete the rollover within (60) sixty days. Beginning in 1993 distributions received from qualified retirement plans, including 403(b) plans, that are eligible for rollover treatment are subject to a mandatory 20% federal withholding tax, unless the distribution is rolled over directly to an IRA or another qualified plan from the plan's trustee or custodian.

  Although the amount rolled over is not subject to current taxes, the trustee or custodian of the distribution retirement plan is required to issue IRS
Form 1099R showing the full amount of the distribution. When you roll over the amount to an IRA, SM&R will issue a confirming Form 5498 to both you and the IRS. Additionally, you will have to reflect the information regarding the rollover on your tax return for the year in which the distribution occurred.

  To "roll over" to an IRA, complete the IRA Rollover Statement, included in this kit, unless you are requesting a "Direct Rollover" in which case you should complete the Direct Rollover Request Form. Attach the appropriate form to a completed IRA Application and give both to your representative or mail directly to Securities Management & Research, Inc. If you have an existing IRA, you may choose to roll over the proceeds to that IRA account; however, by doing so, you waive the right to later "roll" the funds back into a new employer's qualified plan and retain certain beneficial tax treatment on the ultimate distribution of this account.

  Because of the possible tax implications of transfers and rollovers, you are encouraged to consult with your tax adviser.

  PLEASE BE REMINDED--YOU ARE ALLOWED ONLY ONE IRA TO IRA ROLLOVER IN A 12-MONTH PERIOD.


[LOGO] AMERICAN NATIONAL FAMILY OF FUNDS                  |----------------------------------------------------|
       Forward to:  Securities Management & Research, Inc.|                   HOME OFFICE USE                  |
                    One Moody Plaza, Galveston, TX 77550  |----------------------------------------------------|
                    (800) 231-4639                        |Account Number                                      |
                                                          |--------------------------|-------------------------|
                                                          |Account Type              |Social Code              |
                                                          |--------------------------|-------------------------|
                                                          |FI Number                 |LOI Amount               |
                                                          |--------------------------|-------------------------|

TRADITIONAL IRA APPLICATION--PART 1
-----------------------------------------------------------------------------

ACCOUNT REGISTRATION FORM (must be accompanied by Account Application--Part 2 Suitability Form)

This application form is for use in establishing IRA and SEP accounts in the American National Funds Group and the SM&R Capital Funds.

ACCOUNT REGISTRATION
SM&R, Inc., Custodian for

Name __________________________________________________________________________

Date of Birth (mm/dd/yy) ______________________________________________________

Address _______________________________________________________________________

City, State, Zip ______________________________________________________________

Social Security No. ___________________________________________________________

Daytime Phone Number __________________________________________________________

Evening Phone Number __________________________________________________________


ACCOUNT TYPE

/ / Contributory IRA ($2,000 limit/$4,000 combined for Spousal IRAs)
    / / Deductible IRA
    / / Non-Deductible IRA
    / / Spousal IRA (separate application for each spouse)

/ / Transfer IRA (no dollar limit) (IRA to IRA) (Transfer Request attached, page 6)

/ / Rollover IRA (no dollar limit) (Qualified Plan to IRA)
    (Rollover request or statement attached, page 7 or 8)

/ / SEP-IRA
    (5305-SEP attached, page 14)


INVESTMENT INFORMATION

METHOD OF INVESTMENT

  / / I have enclosed a check for a minimum of $100 per Fund ($1,000 for American National Primary Series)

  / / I have enclosed a check for a minimum of $20 per Fund ($100 for American National Primary Series) and completed the Pre-Authorized Check Plan form #8006 located at the back of the appropriate Fund's prospectus

  / / Billing Franchise No. ___________________________________________________

  / / Military Allotment (complete form 9341.)

  / / I have NOT enclosed a check because:

      / / A Transfer Request is attached

      / / A Direct Rollover Request is attached


FUND SELECTION

                                            INVESTMENT           TAX YEAR OF
      FUND SELECTION                          AMOUNT             CONTRIBUTION

  / / A. N. Growth Fund (21)                __________           ____________

  / / A. N. Income Fund (22)                __________           ____________

  / / Triflex Fund (23)                     __________           ____________

  / / A. N. Government Income Fund (26)     __________           ____________

  / / A. N. Primary Fund (27)               __________           ____________

All dividends and capital gains distributions will be automatically reinvested into the account.


                      PLEASE MAKE YOUR CHECK PAYABLE TO SM&R, INC.


REDUCED SALES CHARGE (Not applicable to Primary Series)
Please check the applicable category(ies) and write the account number(s) to be included in determining the reduced sales charge under Account Numbers below. Refer to the prospectus regarding sales charges.

  / / Right of Accumulation. I apply for this privilege, as described in the Prospectus, based on the accounts listed in the spaces provided below

  / / Letter of Intent. By completing this section, I agree to the provisions of the Letter of Intent as described in the Prospectus. I have listed my other accounts that may qualify to be included under this LOI.

      / / Establish a new LOI for the amount indicated below

      / / Increase my current LOI to the amount indicated below

      I plan to invest during a 13-month period a dollar amount at least:

      / / $50,000*       / / $100,000       / / $250,000       / / $500,000

      *(Growth, Income, and Triflex Funds only)

      ________________________________        ________________________________
      Account Number                          Account Number

      ________________________________        ________________________________
      Account Number                          Account Number


NET ASSET VALUE ACCOUNTS
/ / I am an employee/agent of American National or a Subsidiary

/ / I am a qualified relative
    Relationship/Employee:______________________________________________________

                                           SIGNATURES REQUIRED ON REVERSE SIDE.

BENEFICIARY INFORMATION

I designate the following beneficiary to receive the balance in my IRA custodial account upon my death in order to be effective, the beneficiary designation and any subsequent change of beneficiary must be filed with the Custodian prior to my death. The balance of my account shall be distributed in equal amounts to the beneficiary(ies) who survives me. If no beneficiary is designated or no primary or contingent beneficiary survives me, the balance of my IRA will be distributed to the legal representatives of my estate. This designation revokes any prior designations. I retain the right to revoke this designation at any time. I hereby certify that there is no legal impediment to the designation of this beneficiary.

PRIMARY BENEFICIARY

Name __________________________________________________________________________

Relationship __________________________________________________________________

Social Security No. _____________________________ Date of Birth _______________


SECONDARY BENEFICIARY

Name                       Relationship           SS#            Date of Birth

_______________________________________________________________________________

_______________________________________________________________________________


If you are married, live in a community property state, and your spouse is NOT designated as the only Primary Beneficiary, your spouse must sign below.

I hereby consent to the designation of beneficiary as stated above.

Signature of Spouse ___________________________________________________________

Date __________________________________________________________________________


AUTHORIZATION AND SIGNATURE

I hereby establish an American National Funds Group and/or SM&R Capital Funds IRA (or SEP) Account, appoint Securities Management & Research, Inc. (SM&R) as Custodian, and

1) Consent to the $7.50 (per account) setup fee, the $7.50 (per account) annual maintenance fee, and $5.00 excess contribution adjustment fee. Such fees are subject to change on 30 days written notice to the Participant; and

2)  Agree to the conditions governing the designation of beneficiary.

3) Further, I certify the following Backup Withholding Status and Citizenship (Substitute W-9):

      Under penalties of perjury, I certify by my signature as "Participant" that the social security/taxpayer identification number furnished in this application is correct and that (check the appropriate box and fill in citizenship status below):

      / / I am not subject to backup withholding

      / / I have been notified by the IRS that I am subject to backup withholding for failure to report all interest and/or dividends

      / / I do not have a social security/taxpayer identification number, but I have applied for one. I understand that if I do not provide this number within 60 days, the required Federal tax will be withheld.

      / / I am an exempt recipient

      CITIZENSHIP          / / U.S.     / / OTHER _________________________


SIGNATURE PROVISIONS
I certify that the information which I have provided and the information which is included within the application and attached material, is accurate and complete. I have received the current prospectus of the fund(s) selected, and I agree to its terms.


Participant's signature _____________________________________________________

Date ________________________________________________________________________


REGISTERED REPRESENTATIVE INFORMATION (SM&R Reg Reps only)

/ / Yes, I have completed and attached Account Application--Part 2 Suitability
    Form (#9402)

Representative Signature ____________________________________________________

Representative Name (print) _________________________________________________

Representative Social Security Number _______________________________________


CUSTODIAN SECURITIES MANAGEMENT & RESEARCH, INC.

Accepted by _________________________________________________________________

Date ________________________________________________________________________


_____________________________________________________________________________
BROKER/DEALER USE ONLY (PLEASE PRINT)

We hereby submit this application for the purchase of shares of the Fund(s) indicated in accordance with the terms of our selling agreement with Securities Management & Research, Inc. ("SM&R"), and with the prospectus for the Fund(s). We agree to notify SM&R of any purchases of shares made under a Letter of Intent or Right of Accumulation or otherwise eligible for reduced or eliminated sales charges. If this application includes a Systematic Withdrawal Plan Request, we guarantee the signature(s) in this application.

Dealer Name __________________________________ Dealer # _____________________

Main Office Address _________________________________________________________

Branch # _____________________________ Rep # ________________________________

Representative Name (print) _________________________________________________

Branch Address ______________________________________________________________

Phone Number ________________________________________________________________

Authorized Signature of Dealer ___________________________ Title ____________

_____________________________________________________________________________


[LOGO]      SECURITIES MANAGEMENT & RESEARCH, INC.
             One Moody Plaza, Galveston, TX 77550
                       (800) 231-4639
                     Member NASD, SIPC
     Distributor for the American National Family of Funds

[LOGO]      SECURITIES MANAGEMENT & RESEARCH, INC.
             One Moody Plaza, Galveston, TX 77550
                      Member NASD, SIPC
     Distributor for the American National Family of Funds

ACCOUNT APPLICATION--PART 2
--------------------------------------------------------------------------------
PURCHASER SUITABILITY FORM & ARBITRATION AGREEMENT (This form must accompany all mutual fund applications submitted to SM&R. All information requested is required.)


NEW INVESTOR INFORMATION

Date ___________________________________________________________________________

1. Account Registration ________________________________________________________

   Social Security No. _________________________________________________________

2. Fund(s) being purchased _____________________________________________________

3. Investor's Occupation _______________________________________________________

   Name of Employer ____________________________________________________________

   Address of Employer _________________________________________________________

   Business Phone (    ) _______________________________________________________

4. Is the Investor employed by or associated with a member of the NASD or NYSE?

   / / No

   / / Yes. If yes, provide the name, address and phone no. of the firm:

________________________________________________________________________________

________________________________________________________________________________

5. Tax Status

   / / Single       / / Head of Household    / / Married filing separate returns

   / / Married filing joint return or qualifying widow(er) with dependent child

   / / Corporation       / / Other

6. Marital Status

   / / Married           / / Single                       / / Widowed

7. Dependents

   / / Spouse            / / Children: Ages __________    / / Other


INVESTOR SUITABILITY INFORMATION
(TO BE COMPLETED BY INVESTOR OR REGISTERED REPRESENTATIVE.)

NASD rules require Registered Representatives to have reasonable grounds for believing the recommended investment is suitable for the customer. Therefore, representatives are required to make inquiries concerning the financial condition of a proposed investor. You are urged to supply such information so that the representative can make an informed judgment as to the suitability of your investment selection(s). However, you are not required to divulge such information. If you choose not to do so, you must sign at the section provided on the reverse side indicating refusal and acknowledging that the representative did request the suitability information.

1. SOURCES OF FUNDS FOR INVESTMENT
   / / Current Earnings       / / Gift or Inheritance     / / Insurance Benefit
   / / Savings                / / Sale of Assets          / / Maturity Proceeds
   / / Other _______________

2. PRIMARY PURPOSE OF INVESTMENT
   / / Education              / / Savings                 / / Retirement
   / / Current Income         / / Tax Shelter             / / Business Purposes
   / / Other _______________

3. INVESTMENT PROFILE
   (a) What is your current investment preference?
       / / Aggressive Growth  / / Growth                  / / Growth & Current
                                                              Income
       / / Current Income     / / Maximum safety, even if modest return

   (b) What is your risk comfort level?
       / / High               / / High/Moderate           / / Moderate
       / / Moderate/Limited   / / Low

   (c) What is your financial goal time horizon?
       / / 1-5 years          / / 5-10 years              / / 10 years and
                                                              beyond

   (d) What is your age range?
       / / 21-40              / / 41-59                   / / 60+

   (e) What is your tax bracket?
       / / 15%                / / 28%                     / / 28+

   (f) What is your estimated annual family income?
       / / Under $15,000      / / $15,000-$30,000         / / $30,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (g) What is your estimated net worth (exclude home, furnishings and automobiles)?
       / / Under $25,000      / / $25,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (h) Are you responsible for the financial welfare of anyone other than your immediate family (i.e. alimony, child or parental support, etc.)?
       / / Yes                / / No

   (i) Do you own other securities?
       / / Yes                / / No

   Types: / / Stocks    / / Bonds   / / Mutual Funds
          / / Variable Products     / / Other ___________________

I (we) furnished the above suitability information and it has been accurately recorded.

Investor Signature _____________________________________________________________


                                  CONTINUED ON REVERSE SIDE.

[LOGO] SECURITIES MANAGEMENT & RESEARCH, INC.

ACCOUNT APPLICATION--PART 2
--------------------------------------------------------------------------------

STATEMENT OF REFUSAL TO PROVIDE FINANCIAL INFORMATION

I (we) fully understand that the Registered Representative, acting on behalf of Securities Management & Research, Inc. (SM&R), has requested the preceding suitability information to determine whether my (our) purchase of securities is an appropriate investment considering my (our) financial situation. I (we) refuse to provide the requested information and by my (our) signature(s) below agree not to seek rescission of the investment or damages based on its unsuitability.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature

REGISTERED REPRESENTATIVE NOTICE--Should the Investor sign the above Statement of Refusal to Provide Financial Information, it is still an NASD requirement that you have reasonable grounds to recommend the purchase of this investment as suitable. Therefore, YOU MUST COMPLETE THE SUITABILITY INFORMATION TO THE BEST OF YOUR KNOWLEDGE AND CERTIFY THAT YOU HAVE DONE SO WHEN SIGNING THE REGISTERED REPRESENTATIVE'S STATEMENT BELOW.

--------------------------------------------------------------------------------

REGISTERED REPRESENTATIVE STATEMENT & SIGNATURE

Check appropriate boxes.

/ / Application--Part 1 attached.

/ / Custodial Agreement and Disclosure Statement detached and given to Investor.
    (For IRA, TSA, SEP, or SIMPLE accounts only)

/ / Signed Arbitration Agreement

/ / Suitability information was provided by the Investor and the Investor signed acknowledgement that information was accurately recorded.

                                        --or--

/ / REFUSAL TO PROVIDE FINANCIAL INFORMATION STATEMENT SIGNED BY INVESTOR.
    I provided the suitability information to the best of my knowledge and have reasonable grounds to recommend the purchase of this investment as suitable for the investor.


________________________________________________________________________________
Registered Representative Signature

________________________________________________________________________________
Registered Representative Name (print)


ACCEPTED; SECURITIES MANAGEMENT & RESEARCH, INC.

BY _____________________________________________________________________________

Date ___________________________________________________________________________


PURCHASER AGREEMENT TO ARBITRATION

THIS SECTION IS NOT APPLICABLE TO MISSOURI RESIDENTS

   By signing below, I (we) understand that I (we) have the right to any dispute between us arising under the federal securities laws to be resolved through litigation in the courts. In lieu of using the courts, I (we) may agree, after any such dispute has arisen, to settle it by arbitration before an appropriate group of arbitrators. However, I (we) understand that any other dispute between us arising out of any transaction or this agreement shall be settled by arbitration before the National Association of Securities Dealers, Inc., which must be commenced by a written notice of intent to arbitrate. Judgment upon any award may be entered in any appropriate court.

The following conditions are agreed to by all parties to this agreement.

   1. Arbitration is final and binding on the parties.

   2. The parties are waiving their right to seek remedies in court, including the right to a jury trial.

   3. Pre-arbitration discovery is generally more limited and different from court proceedings.

   4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

   5. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

   I (we) further understand that we may not bring a punitive or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against anyone who has initiated in court a punitive class action; or who is a member of a punitive class action until (1) the class action certification is denied; or (2) the class is decertified; or (3) I (we) are excluded from the class action by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any right under this agreement except to the extent stated herein.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature


                                                                      Form 9402
                                                                          02/98

TRADITIONAL IRA TRANSFER REQUEST USE THIS FORM ONLY WHEN TRANSFERRING ASSETS FROM AN EXISTING IRA TO AN IRA WITH SECURITIES MANAGEMENT AND RESEARCH, INC. ("SM&R").
--------------------------------------------------------------------------------

If you do not have an existing IRA with SM&R, an IRA Application MUST be completed prior to the transfer. If you have any questions, please contact your SM&R representative or SM&R directly for assistance.
--------------------------------------------------------------------------------

PARTICIPANT INFORMATION

Name_____________________________________________________________

Address__________________________________________________________

City, State, Zip_________________________________________________

Social Security No.______________________________________________

Daytime Phone Number ____________________________________________

CURRENT TRUSTEE/CUSTODIAN INFORMATION

Name of Resigning Trustee________________________________________

Address__________________________________________________________

City, State, Zip_________________________________________________

Name of mutual fund or deposit institution, if applicable
_________________________________________________________________


LIQUIDATION/TRANSFER INSTRUCTIONS

/ / Liquidate all assets and transfer proceeds

/ / Liquidate $___________ and transfer proceeds

/ / The Transfer should be made immediately.
    I realize early withdrawal penalties may apply.

/ / Transfer should be made upon maturity of the current investment. The maturity date is_____________________________.

Account number(s): (attach a copy of a recent statement, if possible)

     __________________________       ___________________________
     Account Number                   Account Number

     __________________________       ___________________________
     Account Number                   Account Number


PARTICIPANT'S SIGNATURE AND AUTHORIZATION TO TRANSFER

   Please accept this as your authorization and instruction to liquidate the assets noted above, which your company presently holds for me, and transfer as indicated. If a Required Minimum Distribution (RMD) is required, forward this amount to me at my address of record. I have established an IRA with Securities Management & Research, Inc. as the successor Custodian. I am aware of and acknowledge early withdrawal penalties that may apply.

Signature_________________________________________________________

Date______________________________________________________________

Signature Guarantee, if necessary

__________________________________________________________________

If applicable, detach and submit to SM&R


REQUIRED MINIMUM DISTRIBUTION (RMD) ELECTION INFORMATION

THIS INFORMATION IS TO BE COMPLETED BY THE CURRENT TRUSTEE OR CUSTODIAN.

   If the participant is age 70 1/2 or older this year, this section must be completed by an authorized representative of the resigning Trustee/Custodian indicating the Election made by the Participant. NOTE: DO NOT TRANSFER ANY PORTION OF THE PLAN WHICH REPRESENTS THE RMD AMOUNT.

CALCULATION METHOD  / / Recalculation  / / Declining Years

LIFE EXPECTANCY     / / Single Life    / / Joint Life*

REQUIRED MINIMUM DISTRIBUTION (RMD) $______________ has been withheld from this transfer to satisfy this year's RMD.

The factor used to calculate the RMD payment was_______________________________

_______________________________________________________________________________
Authorized Signature of Current Custodian/Trustee

_______________________________________________________________________________
Printed Name


ACCEPTANCE (to be completed by SM&R)

SECURITIES MANAGEMENT AND RESEARCH, INC. agrees to serve as custodian and accept the transfer as indicated above.

Participant____________________________________________________________________

Account No.____________________________________________________________________

Authorized Signature
Securities Management & Research, Inc

_______________________________________________________________________________

Date___________________________________________________________________________


INSTRUCTIONS TO RESIGNING TRUSTEE/CUSTODIAN:

Make check payable to Securities Management & Research, Inc., and include the account number (shown above) and participant's name on the check. Please attach a copy of this form to the check.


MAIL TO:

SECURITIES MANAGEMENT AND RESEARCH, INC.
ONE MOODY PLAZA
GALVESTON, TX 77550

                                                                          02/98

DIRECT ROLLOVER REQUEST FORM (To directly roll over distributions from your former employer's qualified plan to an SM&R Traditional IRA.)
--------------------------------------------------------------------------------
                                                Account No.___________________
                                                             For SM&R Use Only

Use this form if you wish to have an eligible distribution from your qualified retirement plan, including a 403(b) plan, directly rolled over to a Rollover IRA. Please contact your former employer to determine if a substitute form is available or if additional forms are required.

PARTICIPANT INFORMATION

Name___________________________________________________________________________

Address________________________________________________________________________

City, State, Zip_______________________________________________________________

Social Security No.____________________________________________________________

Daytime Phone Number___________________________________________________________


ROLLOVER INFORMATION (Please check one, and complete)

/ / Rollover of qualified retirement plan funds*

/ / Rollover of 403(b) plan funds*

*You will need to reflect this rollover on your current year tax return in order to properly offset the amount shown on the Form 1099R you will receive from your Trustee/Custodian.

Name of Custodian
or Former Employer_____________________________________________________________

Address________________________________________________________________________

City, State, Zip_______________________________________________________________

Account Number(s)______________________________________________________________

I am requesting a / / Full   / / Partial $_____________________________________
distribution from the above-referenced account(s)

Is a completed distribution request form (obtained from your employer or plan administrator) attached? / / Yes / / No Please explain.


PARTICIPANT'S AUTHORIZATION & SIGNATURE
I hereby authorize the above named Trustee/Custodian to roll over my plan distribution directly to (check one):

/ /  My existing American National Funds IRA/Rollover IRA account no.__________

/ / A new American National Funds Rollover IRA. I have attached a completed American National Family of Funds IRA Application.

By signing this Direct Rollover Request, I agree to the following:

1) I am irrevocably electing to have funds from my former employer's retirement plan directly rolled over to an American National Funds Rollover IRA.

2) The amount being rolled over, to the best of my knowledge, qualifies for rollover treatment and does not include any after-tax employee contributions;

3) I understand that if I commingle the rollover funds from my former employer's retirement plan with my Contributory IRA funds held with American National Funds, these rollover funds no longer qualify for rollover treatment back into a new employer's retirement plan at a later date; and

4) I understand that neither the Custodian, its agent, nor the American National Family of Funds warrants this rollover's eligibility for tax-deferred status.

______________________________________________________________________________
                         Signature of Participant

______________________________________________________________________________
                                   Date


ACCEPTANCE (to be completed by SM&R)

SECURITIES MANAGEMENT AND RESEARCH, INC. agrees to serve as custodian and accept the direct rollover as indicated above.

Participant____________________________________________________________________

Account No.____________________________________________________________________

Authorized Signature
Securities Management & Research, Inc.

_______________________________________________________________________________

Date___________________________________________________________________________


INSTRUCTIONS FOR RESIGNING CUSTODIAN

Please make check payable to SECURITIES MANAGEMENT AND RESEARCH, INC. and include Account Number (shown above) and NAME OF PARTICIPANT on the check. Please send the check with a copy of this form to the address shown below.

REQUIRED DISTRIBUTION INFORMATION: If the Participant has reached age 70 1/2, please complete the following:

Election made by Participant as of his/her required beginning date.

1)  Period over which required distributions are to be made:
    _____________________ years

2)  Payment method (check one):
    / / Declining (elapsed) years
    / / Recalculation of life expectancy

3)  Has Participant chosen Joint Life Expectancy with a Designated
    Beneficiary?
    / / Yes
    / / No

    If "Yes", please complete:

    Beneficiary________________________________________________________________
    Spouse?  / / Yes   / / No


MAIL TO:

SECURITIES MANAGEMENT AND RESEARCH, INC.
ONE MOODY PLAZA
GALVESTON, TEXAS 77550

                                                                          02/98

TRADITIONAL IRA ROLLOVER STATEMENT (INDIRECT ROLLOVER)
--------------------------------------------------------------------------------

     This form must be completed in its entirety when depositing proceeds you've already received (not a Direct Rollover) from another IRA or a qualified retirement plan to be deposited into a new or existing IRA or Rollover IRA account in the American National Family of Funds. AN IRA APPLICATION IS ALSO REQUIRED WHEN ESTABLISHING A NEW IRA ACCOUNT. This form, the check, a completed Investor Suitability form and a completed application, if applicable, is to be mailed to:

Securities Management and Research, Inc.
One Moody Plaza, Galveston, Texas 77550
--------------------------------------------------------------------------------

THE PROCEEDS BEING DEPOSITED in this IRA represent all or a portion of (check one of the following):

/ /  A distribution from a Contributory IRA or Individual Retirement Annuity
     (R4)

/ / An eligible rollover distribution from a qualified retirement plan [IRC 401(a)] (R8)

/ / An eligible rollover distribution from a TSA [403(b)] custodial account or annuity (R8)

/ / A distribution as a result of a Qualified Domestic Relations Order [IRC 414(p)] (R8)

/ / A beneficiary distribution from my deceased spouse's IRA, TSA [403(b)], or qualified plan (R8)

FURTHERMORE:

- I understand that the proceeds being invested must be invested within 60 days of my receiving them from a retirement plan. I am investing the proceeds within this 60 day period.

- I understand that my election to invest these proceeds in a Rollover IRA in the American National Family of Funds is irrevocable.

- I understand that no after-tax employee contributions originating from a qualified plan or TSA are allowed to be rolled over and these proceeds do not contain any after-tax employee contributions.

- I UNDERSTAND THAT I AM PERMITTED ONLY ONE TAX-FREE INDIRECT ROLLOVER FROM AN IRA I HOLD IN ANOTHER INSTITUTION DURING A TWELVE MONTH PERIOD.

- I understand that commingling rollover proceeds from a retirement plan or TSA with contributory IRA proceeds held in any of the American National funds prevents me from rolling the proceeds back into a new retirement plan or TSA at a later date.

- I understand the tax consequences of commingling rollover proceeds with a Contributory IRA.

- I understand that neither the Custodian, its agent or the American National Family of Funds warrant the eligibility for tax-deferred status of rollover proceeds.

The attached check is to be deposited as indicated below:

ACCOUNT INFORMATION

/ / Existing IRA No. ____________________________

/ / New IRA Rollover account (completed IRA application and Investor
    Suitability form must be attached)

REQUIRED MINIMUM DISTRIBUTION (RMD) INFORMATION

This information is to be completed by the investor. If you are age 70 1/2 or older this year, this section must be completed indicating the Distribution Options you made with the previous Trustee or Custodian. NOTE: DO NOT FORWARD ANY PORTION OF THE PROCEEDS REPRESENTING THE REQUIRED MINIMUM DISTRIBUTION (RMD) AMOUNT.

CALCULATION METHOD    / / Recalculation     / / Declining Years
LIFE EXPECTANCY       / / Single Life       / / Joint Life

Factor used to calculate RMD __________ years


IRA PARTICIPANT INFORMATION

Signature _____________________________________________________________________

Please print name _____________________________________________________________

Social Security Number ________________________________________________________

Daytime Phone Number __________________________________________________________


               Should you require assistance in completing this form,
                  contact an SM&R representative or SM&R directly.


                                                                          02/98

IRA ROLLOVER STATEMENT TAX IMPLICATIONS
--------------------------------------------------------------------------------
20% MANDATORY WITHHOLDING

     Effective January 1, 1993, distributions received from qualified retirement plans and 403(b) plans that are eligible for rollover treatment are subject to a mandatory 20% federal withholding tax, unless the distribution is rolled over directly from the plan's custodian or trustee to an IRA or another qualified plan.

     For example, if you change jobs and are entitled to $50,000 from your former company's pension or 401(k) plan and you choose to receive this amount in full, you would receive a check for only $40,000. The amount would be less the $10,000 withheld for federal taxes which you, in turn, will apply towards the income tax you owe when filing your tax return.

     However, you intended to roll over the distribution within 60 days to a qualified retirement plan with your new employer or an IRA. How can you roll over the full amount ($50,000) when you only received $40,000? You will have to come up with the missing $10,000 (20%) yourself or owe taxes on the $10,000 in addition to possible tax penalties if you are under age 59 1/2.

YOU CAN AVOID THIS TRAP

     By requesting that the plan's trustee/custodian directly roll the plan distribution to an IRA or to another qualified plan, you can avoid the mandatory 20% withholding tax. If your plan allows, and you are over age
59 1/2, you may consider leaving your money in the plan and begin taking a series of payments over a period of ten or more years. Remember, unless you need immediate use of the money, you do not want to take a check for any amount that could be directly rolled over by your plan's trustee/custodian.

DISTRIBUTIONS NOT ELIGIBLE FOR ROLLOVER TREATMENT

     The following types of distributions are not eligible for rollover and therefore exempt from the 20% withholding tax.

- Periodic payments made over the participant's single or joint life expectancy, or a period not less than 10 years

- Any distribution required under the required minimum distribution (RMD) rules under Internal Revenue Code (IRC) 401(a)(9)

- The portion of any distribution that is not includible in gross income, such as a return of the employee's after-tax contributions

- Returns of excess deferrals or excess aggregate contributions made to a qualified cash-or-deferred arrangement, such as a 401(k) plan, together with the income allocable to these corrective distributions.

- Loans treated as distributions under IRC 72(p) and not excepted by IRC
  72(p)(2)

- Any distribution to a non-spouse beneficiary (upon death of participant) or to a non-spouse payee under a Qualified Domestic Relations Order

- Loans in default that are deemed distributions

- Dividends paid on employer securities as described in IRC404(k)

- The costs of life insurance coverage (P.S. 58 costs)

- Similar items designated by the Commissioner in revenue rulings, notices and any other guidance


Source: Treasury Regulations 1.401(a)(31)-1T; Q&As 3, 4 & 10

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT


FORM 5305-A

                             INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
Rev January 1998        (Under Section 408(a) of the Internal Revenue Code)     DO NOT File
Department of Treasury                                                        with the Internal
Internal Revenue Service                                                       Revenue Service

Custodian's name SECURITIES MANAGEMENT AND RESEARCH, INC. Custodian's principal place of business GALVESTON, TEXAS

The Custodian named herein has given to the Depositor a Disclosure Statement required under section 1.408-6 of the Internal Revenue Code (the "Code").

The Depositor whose name appears on the IRA Application hereby establishes an Individual Retirement Account under section 408(a) of the Code to provide for his or her retirement and for the support of his or her beneficiaries after death. The Depositor has given to Securities Management and Research, Inc.
the sum listed on the IRA Application (in cash) to establish an Individual Retirement Custodial Account for the Depositor under this agreement and the Depositor and the Custodian agree to the following:
--------------------------------------------------------------------------------

ARTICLE I

     The Custodian may accept additional cash contributions on behalf of the depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

ARTICLE II

     The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2.  No part of the custodial funds may be invested in collectibles
    (within the meaning of section 408(m)), except as otherwise permitted by Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE IV

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, (April 1 following the calendar year end in which the Depositor reaches age 70 1/2). By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

    (a)  A single sum payment.

    (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

    (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

    (d) Equal or substantially equal annual payments over a specified period that may not be longer than the depositor's life expectancy.

    (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the depositor and his or her designated beneficiary.

4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

    (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

    (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

         (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

         (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have reached age 70 1/2.

     (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

     (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-6.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor.

ARTICLE VII

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor.

ARTICLE VIII

CUSTODIAL ACCOUNT AGREEMENT

1. The Depositor appoints Securities Management and Research, Inc. as Custodian of this Account. After deduction of all appropriate fees and charges, the balance of Depositor's contributions shall be invested as in hereinafter provided.

2. The Depositor directs the Custodian to invest contributions and reinvest dividends and capital gains distributions in shares of American National Funds as directed on the application. The designated fund(s) may be any one or more of mutual funds sponsored, distributed or underwritten by Securities Management and Research, Inc.

3. The Custodian shall have no investment responsibility or discretion with respect to this Individual Retirement Custodial Account and shall not vote the shares held therein, except as directed by Depositor.

4. This document constitutes the entire contract between Depositor and Custodian and no representative of Securities Management and Research, Inc., nor any broker-dealer shall be deemed to be a representative of or acting on behalf of the Custodian nor shall any representative have any authority to make representations or to bind the Custodian beyond the terms of this document.

5. The Depositor shall have the right, by written notice to the Custodian, to designate or to change a Beneficiary to receive any benefit to which the Depositor may be entitled in the event of his death prior to the complete distribution of such benefits. IF NO SUCH DESIGNATION IS IN EFFECT UPON THE DEPOSITOR'S DEATH, HIS BENEFICIARY SHALL BE HIS ESTATE.

6. The Depositor shall provide information to the Custodian at such times and in such manner and containing such information as will enable the Custodian to prepare reports required by the Internal Revenue Service pursuant to section 408(i) of the Revenue Code of 1954, as amended and regulations promulgated thereunder.

7. The Custodian shall submit such reports to the Internal Revenue Service and the Depositor, the Depositor's surviving spouse or beneficiaries as designated by either in such manner as may be required by the Internal Revenue Service from time to time.

8. Any income taxes or other taxes of any kind whatsoever that may be levied or accessed upon or in respect to the Custodial Account, any transfer taxes incurred in connection with the investment and reinvestment of the assets of the Custodial Account, other administrative expenses incurred by the Custodian in the performance of its duties including fees for legal services rendered to the Custodian, and the compensation to the Custodian shall be paid from the assets of the Account.

9. Securities Management and Research, Inc., as Custodian and as Sponsor assumes no responsibility to make any distribution unless and until such order specifies the occasion for such distribution, the elected manner of distribution as described in Article IV, Section 3.(a), (d), or (e) or any declaration required by Article V. Further, the Custodian and the Sponsor shall not be responsible to make distribution at age 70 1/2 unless written notice is given by the Depositor. This Custodian
    Agreement shall terminate upon the complete distribution of the Account to the Depositor or his beneficiaries or to such successor individual retirement accounts or annuities.

10. Rollover contributions will be received in cash and the Depositor will instruct the Custodian as to which investment the proceeds are to be deposited.

11. The Custodian may resign at any time upon written notice to the Depositor or any current beneficiary or may be removed by the Depositor or any current beneficiary at any time upon 30 days notice in writing to the Custodian. Upon such resignation or removal the Depositor or current beneficiary shall appoint a successor Custodian. If within 30 days after the Custodian's resignation or removal, the Depositor or current beneficiary has not appointed a successor Custodian which has accepted such appointment, the Custodian will liquidate the assets and forward the proceeds to the Depositor or current beneficiary.

12. The Custodian's fees shall be as published and amended from time to time.

13. If, because of an erroneous assumption as to earned income or for any other reason, a contribution which is an excess contribution is made on behalf of the Depositor for any year, adjustment of such excess contribution shall be made in accordance with provisions of this paragraph. The full amount of such excess contribution and any net income attributable thereto shall be distributed to the Depositor, in cash or in kind upon written notice to the Custodian from the Depositor which states the amount of such excess contribution.

14. By execution of this Agreement Depositor consents to the amendment of this Article VIII by the Custodian to make any changes herein which the Custodian determines in its discretion as necessary or desirable.

15. Notwithstanding anything to the contrary, this Individual Retirement Custodial Account Agreement shall be deemed accepted by the Custodian when either (i) the Individual Retirement Custodial Account Application is executed by an authorized representative of the Custodian, or (ii) the Custodian accepts for investment Depositor's initial contribution made in accordance with the terms of this Agreement and the Individual Retirement Custodial Account Application.

16. This contract shall be construed under the laws of the State of Texas and shall become effective upon execution of the Account Application by the Custodian.

17. The acceptance of this Individual Retirement Custodial Account by the Depositor is indicated by execution of the signature section on page 3 of the Application.

18. The acceptance of this account by the Custodian shall be considered effective upon establishment of the account.

TRADITIONAL IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   This disclosure statement describes the official government rules applicable to the operation and tax treatment of traditional individual retirement accounts. Because legal and tax consequences may vary for each individual, you should consult your tax adviser on whether your contributions are tax deductible. PLEASE KEEP THIS DOCUMENT FOR FUTURE REFERENCE.

YOUR RIGHT TO REVOKE: You may revoke your individual retirement account within seven (7) days after the date the account is established only by mailing or delivering written notice of your intent to revoke to:

          Securities Management and Research, Inc.
                      One Moody Plaza
                  Galveston, Texas 77550
                      (409) 763-8272
                      (800) 231-4639

   The notice shall be deemed mailed on the date of the postmark, if deposited in the mail in the United States, first class postage prepaid, properly addressed to the address above. Upon revocation, the entire amount contributed will be returned. Subsequent payments to existing IRAs cannot be revoked!

ELIGIBILITY: Any individual who will not attain the age of 70 1/2 years before the end of his current taxable year and who has compensation which is includible in gross income (including an individual who is a participant in an employer's retirement plan or a government pension plan) may contribute to an IRA. Compensation is defined to include salaries, wages, professional fees, self-employment income, alimony and separate maintenance payments includible in gross income and other income for personal services included in gross income. Income from property, such as dividends, interest or rent, does not qualify as compensation under an IRA Plan.

LIMITATION ON CONTRIBUTIONS: Contributions must be made in cash and cannot exceed the lesser of $2,000 or the amount of your compensation (except rollover, SEP or SIMPLE contributions) for any taxable year. If one spouse has no compensation, the other spouse may contribute to an IRA for such spouse; provided two separate IRA accounts exist, the total amount contributed does not exceed the lesser of $4,000 or 100% of the working spouse's compensation, a joint income tax return is filed and no more than $2,000 is contributed to any one account. If a husband and wife each receive compensation as defined in the preceding paragraph during the year and are otherwise eligible, each may establish his or her own IRA. The contribution limitations are applicable to the separate compensation of each individual without regard to any state community property laws. Your contribution may or may not be deductible for income tax purposes. Consult your tax adviser for more information.

   If you are not eligible to make a deductible contribution to your IRA, you may make a non-deductible contribution not to exceed the lesser of $2,000 or 100% of your compensation. Earnings on non-deductible contributions are tax deferred until distributed.

   You must indicate on your tax return the extent to which your IRA contribution is non-deductible by filing Form 8606 with your return.

   If you overstate the amount of your non-deductible contribution, a penalty of $100 will be assessed unless it is due to reasonable cause.

INVESTMENT OF FUNDS IN LIFE INSURANCE: No part of the custodial funds may be invested in life insurance contracts.

INVESTMENT AND HOLDING OF CONTRIBUTIONS: Contributions in an IRA are held in a custodial account for the exclusive benefit of the investor, his surviving spouse and his beneficiaries who may include his estate, his dependents or any other persons he may designate in writing delivered to the custodian. Your interest in the account is fully vested and nonforfeitable. The custodian maintains a separate account or record for each investor and such account or record is available for inspection during regular business hours. The contributions will be invested in the funds described in the Application completed by the investor.

DISTRIBUTION OF FUNDS: Distributions of benefits without a penalty tax MAY begin as soon as the investor attains age 59 1/2. An investor may elect to receive benefits if he becomes disabled, without regard to age. A "minimum distribution" MUST begin on or before April 1 of the calendar year following the calendar year in which the investor attains age 70. Subsequent "minimum distributions" must be made by December 31 of each year. These distributions are determined by dividing the entire balance in the IRA at the beginning of each year by the life expectancy of the investor attains age 70, reduced by the number of whole years elapsed since the investor attained age 70 1/2.

DISTRIBUTION OF FUNDS IN THE EVENT OF INVESTOR'S DEATH: If distributions have begun and the investor dies before his entire interest has been distributed, the remaining interest in the investor's account shall be distributed to the investor's beneficiary at least as rapidly as under the method of distribution being used as of the date of the investor's death. If distribution has not begun prior to the investor's death, then the investor's entire interest in the IRA must be distributed to the investor's beneficiary within five (5) years after the death of the investor, provided that, if a distribution begins within one (1) year after the investor's death to or for the benefit of the investor's beneficiary over the longer of the life or life expectancy of the investor's beneficiary, such distribution will be considered to be distributed within such five (5) year period. If the beneficiary is the investor's surviving spouse, the surviving spouse may elect within the five (5) year period to have distributions begin at any time before the date on which the investor would have attained the age of 70 1/2 and, if the surviving spouse dies prior to distribution, such surviving spouse shall be considered as if the spouse were the investor and the distribution rules that applied to the investor shall be the same rules that apply to the deceased spouse. A beneficiary or surviving spouse may elect to accelerate payments.

REQUIRED MINIMUM DISTRIBUTIONS (RMDs): IRA investors who reach age 70 1/2 must begin taking distributions for that year and every year thereafter. The distribution for the first year may be delayed until April 1 of the year following the 70 1/2 year. All subsequent year distributions must be taken by December 31 of each year. This distribution can be based on the single or joint life expectancies of the investor and/or the designated beneficiary.
A 50% penalty will be applied to amounts not withdrawn.

TAXPAYER REPORTING REQUIREMENTS: If a transaction has occurred for which a penalty tax is imposed, such as an excess contribution, a premature distribution or an excess accumulation (insufficient distribution), the investor is required by the Internal Revenue Service to attach to his annual income tax return an information return (Form 5329) prescribed for reporting such transaction and calculating the penalty tax due.

TAX TREATMENT OF WITHDRAWALS AND DISTRIBUTIONS: Funds generally cannot be withdrawn from the IRA without adverse tax consequences prior to the date on which the investor attains age 59 1/2 (with the exception of the rollovers later described, returns of excess contributions and payments on account of the participant's death, certified disability or divorce). Any distributions prior to that time (including amounts deemed distributed as a result of prohibited transactions or use of part or all of the IRA as security for a loan) are considered to be premature distributions. In addition to being fully taxable to the investor as ordinary income at the time of distribution, such premature distributions are subject to a penalty tax of 10% of the amount distributed. Distributions occurring after the investor reaches
59 1/2, dies or is disabled are taxable to the recipient at ordinary income tax rates. However, no penalty taxes are applied in the case of such distributions.

  The following distributions are also exempt from the 10% penalty tax:

  a) distributions made to pay medical expenses which exceed 7.5 percent of your adusted gross income,

  b) distributions made to pay for health insurance premiums for the participant, the participant's spouse and dependents PROVIDED the participant has separated from employment and has received unemployment compensation under a federal or state program for at least 12 weeks,

  c) distributions made to pay for a lifetime maximum of $10,000 of qualified first-time home purchase expenses PROVIDED the distribution is used by the IRA holder before the close of the 120th day after the day on which the distribution is received,

  d) distributions made to pay for qualifying higher education expenses to the extent that such distributions do not exceed the qualified higher education expenses of the participant or his or her dependents for the taxable year.

ROLLOVER CONTRIBUTIONS: Effective January 1, 1993, UCA-92 mandates a 20% withholding on all eligible rollover distributions from qualified retirement plans which are not directly rolled to an IRA or a similar qualified retirement plan. An eligible rollover distribution consists of all or any portion of the proceeds in a qualified retirement plan other than:

   a) a distribution which is part of a series of substantially equal periodic payments made over the life or life expectancy of the participant, the joint lives or life expectancies of the participant and his or her beneficiary, for a period of 5 years or to age 59 1/2, whichever is later;

   b) distributions which are not includible in the recipient's taxable income; or

   c) distributions which represent Required Minimum Distributions (RMDs) made to individuals 70 1/2 years of age.

   An eligible retirement plan is an IRA, a qualified plan, or tax sheltered annuity which accepts rollover contributions.

   Prior to effecting a direct rollover the custodian will distribute any required minimum distribution amount, if applicable, payable to the investor. Rollover distribution received by the investor must be invested within sixty
(60) days from the date of distribution in certain other IRA approved retirement plans, including IRAs in order to retain its tax deferred status. All contributions and rollover contributions to an IRA must be made in cash. No tax deduction, however, is allowed to the investor for the amount of a rollover contribution contributed to an IRA.

ROLLOVER BY SURVIVING SPOUSE: A rollover of part or all of a lump sum distribution or part or all of a qualified partial distribution (subject to certain limitations provided by section 405(a)(5)(D) of the Code) may be made by a qualified plan investor or by the surviving spouse of a deceased qualified plan investor. The surviving spouse may roll over only into an IRA and may not roll over into a qualified plan in which the spouse is an investor. Beneficiaries other than the surviving spouse may not roll over. Whether an individual can receive a qualified lump sum, a qualified partial distribution or plan termination distribution depends upon the provisions of the employee benefit plan in which the individual or the spouse was a participant.

QUALIFIED PLAN ROLLOVER: A qualified plan distribution rolled into an IRA may be rolled back into another qualified plan under certain circumstances. In the case of rollovers from qualified plans, the amount rolled over must consist solely of employer and qualified deductible voluntary employee contributions, interest earned thereon, and interest earned on other employee contributions. Any part of the distribution retained by the investor except his own tax paid contributions is subject to income tax, while amounts rolled over are not taxed until distributed from the rollover account. An investor otherwise eligible to do so may make deductible IRA contributions to a rollover IRA established with a qualified plan or section 403(b) annuity distribution, but if this occurs, the law may preclude future rollover of the funds back into a qualified plan or section 403(b) annuity. An investor may also withdraw all or part of the funds from another IRA or individual retirement annuity for rollover into an IRA within a one-year period. This limitation does not, however, apply to rollovers of funds between a qualified employer plan or annuity and an IRA. An investor may convert non-cash property distributed from a qualified plan into cash by means of a bona fide sale and roll over part or all of the proceeds into an IRA or another qualified plan within the sixty (60) day period after the distribution.

PROHIBITED TRANSACTIONS: An IRA prohibits the investor, his spouse or beneficiaries from engaging in any prohibited transactions (within the meaning of the Internal Revenue Code section 4975). Prohibited transactions include, but are not limited to, the sale or exchange of property, the lending of money or other extension of credit, the furnishing of goods, services or facilities and the transfer of income or assets to or from the IRA to or for the benefit of his own interest or receive any compensation from any transaction which involves the IRA assets. A disqualified person includes, but is not limited to, the investor, his family (including other individuals as defined in section 4975(e)(16) of the Code) and persons or other entities (corporations, trusts, estates or partnerships) which stand in a close relationship to the investor. If such transactions occur, the IRA will cease to be qualified and will lose its tax exemption status. The full balance will be treated as having been distributed and subject to the income and penalty taxes discussed above, and the fair market value of the account must be included in the investor's gross income. In addition, the custodian and other disqualified parties may not engage in any prohibited transactions with respect to the custodial account and will be subject to penalties if any such prohibited transactions are engaged in without a statutory or administrative exemption.

USE OF IRA ACCOUNT ASSETS AS SECURITY FOR LOANS: If the investor borrows money and used all or any portion of his interest in the IRA as security, the portion of the IRA used will be deemed to be distributed to the investor. If the investor has not attained age 59 1/2 or is not disabled, the distribution will not only be fully taxable at ordinary income tax rates but will incur the 10% premature distribution penalty tax discussed above. Consequently, pledging IRA assets as security for a loan is specifically prohibited.

PENALTY FOR EXCESS CONTRIBUTIONS: As a result of the Taxpayer Relief Act of 1997 (TRA-97), the 15% excise tax imposed on the sum of all annual distributions received during the calendar year in excess of $150,000 (or $112,000, adjusted for cost of living increases in certain circumstances) has been repealed. This is effective for excess distributions taken after December 31, 1996. NOTE: THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 (SBA-96) SUSPENDED THE EXCESS DISTRIBUTION TAX FOR A THREE-YEAR PERIOD FROM 1997 THROUGH 2000, BUT TRA-97 HAS PERMANENTLY REPEALED IT.

PENALTY FOR CERTAIN ACCUMULATIONS: After the investor reaches age 70 1/2, or if he dies and payments are to be made to his beneficiary, if the required "minimum distributions" described in "Distribution of Funds" above, do not occur within the time required by law, a penalty tax may be incurred equal to 50% of the difference between the amount of the "minimum distribution" and the amount actually distributed each year. The Secretary of the Treasury may waive the penalty if the inadequate distribution is due to reasonable error and reasonable steps are being taken to correct the situation.

PENALTY FOR EXCESS DISTRIBUTIONS: A 15% excise tax is imposed on the sum of all annual distributions received during the calendar year in excess of $150,000 (or $112,500, adjusted for cost of living increases in certain circumstances). This 15% excise tax on excess distributions is reduced by the 10% tax on premature distributions, if any, that apply to excess distribution. The excess distribution tax will not apply to a distribution due to the investor's death (although the estate tax may be increased by 15% of the "excess retirement accumulation"), the portion of the distribution applying to nondeductible contributions, a distribution that is rolled over tax free, or a distribution to an alternate payee under qualified domestic relations order. As a result of the Small Business Job Protection Act of 1996, the excess distribution tax has been suspended for payments received in 1997, 1998, and 1999.

FINANCIAL DISCLOSURE: Earnings on the investor's IRA are the dividends and capital gains distributions received on mutual fund shares held by the investor's IRA, and are used to purchase additional mutual fund shares. A sales charge is deducted on the purchase of shares of the funds being offered. These sales charges are reduced under various circumstances described in detail in each Fund's prospectus. You must have received a prospectus prior to submitting your application to create an IRA. The growth in value of the mutual fund shares held in the investor's IRA can be neither guaranteed nor projected.

WITHDRAWALS: Withdrawal requests MUST be presented to Securities Management and Research, Inc., One Moody Plaza, Galveston, Texas 77550, with the appropriate withdrawal forms properly executed. You should contact your representative or Securities Management and Research, Inc. for the required forms and procedures to avoid any delay in the expediting of withdrawals.

ESTATE AND GIFT TAXES: All amounts held by the investor at the investor's death are includible in his estate for federal estate tax purposes, and the beneficiary shall report distributions received as ordinary income, except a surviving spouse may be able to roll over the distribution. Any transfers of the benefits during the investor's lifetime are subject to applicable gift taxes except certain transfers to a former spouse pursuant to a divorce decree or written instrument incident to such divorce.

ADDITIONAL INFORMATION: Additional information regarding the application and rules governing the IRA may be obtained from any district office of the Internal Revenue Service and from IRS Publication 590.

SIMPLIFIED EMPLOYEE PENSION
INDIVIDUAL RETIREMENT ACCOUNTS CONTRIBUTION AGREEMENT
--------------------------------------------------------------------------------

Form 5305-SEP                                                  Rev. January 1997
(Under section 408(k) of          OMB No. 1545-0499         DO NOT File With the
the Internal Revenue Code)                              Internal Revenue Service

_______________________________________________________________ makes the
                  (Business name--employer)

following agreement under the terms of section 408(k) of the Internal Revenue Code and the instructions to this form.

ARTICLE I--ELIGIBILITY REQUIREMENTS
(Check appropriate boxes--see INSTRUCTIONS.)

  The employer agrees to provide for discretionary contributions in each calendar year to the Individual Retirement Accounts or Individual Annuity
(IRA) of all employees who are at least _______ years old (not to exceed
21 years old) and have performed services for the employer in at least _______ years (not to exceed 3 years) of the immediately preceding 5 years.
  This simplified employee pension (SEP) / / includes / / does not include employees covered under a collective bargaining agreement and / / includes / / does not include certain nonresident aliens, and / / includes / / does not include employees whose total compensation during the year is less than $400*.

ARTICLE II--SEP REQUIREMENTS (See INSTRUCTIONS.)

  The employer agrees that contributions made on behalf of each eligible employee will be:

-  Based only on the first $160,000* of compensation.
- Made in an amount that is the same percentage of compensation for every employee.
-  Limited annually to the smaller of $30,000* OR 15% of compensation.
- Paid to the employee's IRA trustee, custodian, or insurance company (for an annuity contract).


_______________________________________________________________________________
Signature of employer

_______________________________________________________________________________
By

_______________________________________________________________________________
Date


* This amount reflects the cost-of-living increase effective January 1, 1997. The amount is adjusted annually. The IRS announces the increase, if any, in a news release and in the Internal Revenue Bulletin.


        If applicable, fill out this form and the form on the next page.
                         Submit this copy to SM&R.

SIMPLIFIED EMPLOYEE PENSION
INDIVIDUAL RETIREMENT ACCOUNTS CONTRIBUTION AGREEMENT
--------------------------------------------------------------------------------

Form 5305-SEP                                                  Rev. January 1997
(Under section 408(k) of          OMB No. 1545-0499         DO NOT File With the
the Internal Revenue Code)                              Internal Revenue Service


___________________________________________ makes the following agreement
       (Business name--employer)

under the terms of section 408(k) of the Internal Revenue Code and the instructions to this form.

ARTICLE I--ELIGIBILITY REQUIREMENTS
(Check appropriate boxes--see INSTRUCTIONS.)

  The employer agrees to provide for discretionary contributions in each calendar year to the Individual Retirement Accounts or Individual Annuity
(IRA) of all employees who are at least__________years old (NOT to exceed 21 years old) and have performed services for the employer in at least_________years (not to exceed 3 years) of the immediately preceding 5 years.
  This simplified employee pension (SEP) / /includes / /does not include employees covered under a collective bargaining agreement and / /includes
/ /does not include certain nonresident aliens, and / /includes / /does not include employees whose total compensation during the year is less than $400*.

ARTICLE II--SEP REQUIREMENTS (See INSTRUCTIONS.)

  The employer agrees that contributions made on behalf of each eligible employee will be:

- Based only on the first $160,000* of compensation.

- Made in an amount that is the same percentage of compensation for every employee.

- Limited annually to the smaller of $30,000* OR 15% of compensation.

- Paid to the employee's IRA trustee, custodian, or insurance company (for an annuity contract).


_______________________________________________________________________________
Signature of employer

_______________________________________________________________________________
By

_______________________________________________________________________________
Date


*This amount reflects the cost-of-living increase effective January 1, 1997. The amount is adjusted annually. The IRS announces the increase, if any, in a news release and in the Internal Revenue Bulletin.


                THIS FORM REMAINS WITH THE CLIENT, IN THIS KIT.


PAPERWORK REDUCTION ACT NOTICE

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by Code section 6103.

  The time needed to complete this form will vary depending on individual circumstances. The estimated average time is:

   Recordkeeping. . . . . . . . . . . . . . . . . . . 1 hr., 40 min.
   Learning about the law or the form . . . . . . . . 1 hr., 35 min.
   Preparing the form . . . . . . . . . . . . . . . . 1 hr., 41 min.

  If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. DO NOT send this form to this address. Instead, keep it for your records.

INSTRUCTIONS (Section references are to the Internal Revenue Code, unless otherwise noted.)

PURPOSE OF FORM--Form 5305-SEP (Model SEP) is used by an employer to make an agreement to provide benefits to all eligible employees under a SEP described in section 408(k). DO NOT file this form with the IRS. See PUB. 560, Retirement Plans for the Self-Employed, and PUB. 590, Individual Retirement Arrangements (IRAs).

INSTRUCTIONS TO THE EMPLOYER

SIMPLIFIED EMPLOYEE PENSION.--A SEP is a written arrangement (a plan) which provides the employer with a simplified way to make contributions toward an employees' retirement income. Under a SEP, the employer is permitted to contribute a certain amount (see below) to an employee's Individual Retirement Account or Individual Retirement Annuity (IRAs). The employer makes contributions directly to an IRA set up by an employee with a bank, insurance company, or other qualified financial institution. When using Form 5305-SEP to establish a SEP, the IRA must be a model IRA established on an IRA form or a master or prototype IRA for which the IRS has issued a favorable opinion letter. Making the agreement on Form 5305-SEP does not establish an employer IRA as described in section 408(c).

WHEN NOT TO USE FORM 5305-SEP.--Do not use this form if you:

- Currently maintain any other qualified retirement plan. This does not prevent you from maintaining another SEP.

- Previously maintained a defined benefit plan that is now terminated.

- Have any eligible employees for whom IRAs have not been established.

- Use the services of leased employees (as described in section 414(n)).

- Are a member of an affiliated service group (as described in section 414(m)), a controlled group of corporations (as described in section 414(b)), or trades or businesses under common control (as described in section 414(c) and 414(o)), UNLESS all eligible employees of all the members of such groups, trades, or businesses, participate in the SEP.

- Will not pay the cost of the SEP contributions, do not use Form 5305-SEP for a SEP that provides for elective employee contributions even if the contributions are made under a salary reduction agreement.

  Use Form 5305A-SEP, or a nonmodel SEP if you permit elective deferrals to a SEP.

NOTE:  SEPs permitting elective deferrals cannot be established after 1996.

Eligible Employees--All eligible employees must be allowed to participate in the SEP. An eligible employee is any employee who: (1) is at least 21 years old, and (2) has performed "service" for you in at least 3 of the immediately preceding 5 years.

NOTE: You can establish less restrictive eligibility requirements, but not more restrictive ones.

Service is any work performed for you for any period of time, however short, if you are a member of an affiliated service group, a controlled group of corporations, or trades or businesses under common control, service includes any work performed for any period of time for any other member of such group, trades, or businesses.

EXCLUDABLE EMPLOYEES--The following employees do not have to be covered by the SEP: (1) employees covered by a collective bargaining agreement whose retirement benefits were bargained for in good faith by you and their union,
(2) nonresident alien employees who did not earn U.S. source income from you,


*This amount reflects the cost-of-living increase effective January 1, 1997. The amount is adjusted annually. The IRS announces the increase, if any, in a news release and in the Internal Revenue Bulletin.

and (3) employees who received less than $400* in compensation during the year.

CONTRIBUTION LIMITS--The SEP rules permit you to make an annual contribution of up to 15% of the employee's compensation or $30,000*, whichever is less. Compensation, for this purpose, does not include employer contributions to the SEP or the employee's compensation in excess of $160,000*. If you also maintain a Model Elective SEP or any other SEP that permits employees to make elective deferrals, contributions to the two SEPs together may not exceed the smaller of $30,000* or 15% of compensation for any employee.

Contributions cannot discriminate in favor of highly compensated employees. You are not required to make contributions every year. But you must contribute to the SEP-IRAs of all of the eligible employees who actually performed services during the year of the contribution. This includes eligible employees who die or quit working before the contribution is made.

You may also not integrate your SEP contributions with, or offset them by, contributions made under the Federal Insurance Contributions Act (FICA).

If this SEP is intended to meet the top-heavy minimum contribution rules of section 416, but it does not cover all your employees who participate in your elective SEP, then you must make minimum contributions to IRAs established on behalf of those employees.

DEDUCTING CONTRIBUTIONS--You may deduct contributions to a SEP subject to the limits of section 404(h). This SEP is maintained on a calendar year basis and contributions to the SEP are deductible for your tax year with or within which the calendar year ends. Contributions made for a particular tax year must be made by the due date of your income tax return (including extensions) for that tax year.

COMPLETING THE AGREEMENT--This agreement is considered adopted when (1) IRAs have been established for all of your eligible employees, (2) you have completed all blanks on the agreement form without modification, and (3) you have given all of your eligible employees the following information:

- A copy of Form 5305-SEP.

- A statement that IRAs other than the IRAs into which employer SEP contributions will be made may provide different rates of return and different terms concerning, among other things, transfers and withdrawals of funds from the IRAs.

- A statement that, in addition to the information provided to an employee at the time the employee becomes eligible to participate, the administrator of the SEP must furnish each participant within 30 days of the effective date of any amendment to the SEP, a copy of the amendment and a written explanation of its effects.

- A statement that the administrator will give written notification to each participant of any employer contributions made under the SEP to that participant's IRA by the later of January 31 of the year following the year for which a contribution is made or 30 days after the contribution is made.

  Employers who have established a SEP using Form 5305-SEP and have furnished each eligible employee with a copy of the completed Form 5305-SEP and provided the other documents and disclosures described in INSTRUCTIONS TO THE EMPLOYER and INFORMATION FOR THE EMPLOYEE, are not required to file the annual information returns, Forms 5500, 5500-C/R, or 5500-EZ for the SEP. However, under Title 1 of ERISA, relief from the annual reporting requirements may not be available to an employer who selects, recommends, or influences its employees to choose IRAs into which contributions will be made under the SEP, if those IRAs are subject to provisions that impose any limits on a participant's ability to withdraw funds (other than restrictions imposed by the Code that apply to all IRAs). For additional information on Title I requirements, see the Department of Labor regulation at 29 CFR 2520. 104-48.

INFORMATION FOR THE EMPLOYEE

  The information below explains what a SEP is, how contributions are made, and how to treat your employer's contributions for tax purposes. For more information, see PUB. 590.

SIMPLIFIED EMPLOYEE PENSION--A SEP is a written arrangement (a plan) that allows an employer to make contributions toward your retirement. Contributions are made to an individual retirement account/annuity (IRA). Contributions must be made to either a Model IRA executed on an IRS form or a master or prototype IRA for which the IRS has issued a favorable opinion letter.

An employer is not required to make SEP contributions. If a contribution is made, it must be allocated to all the eligible employees according to the SEP agreement. The Model SEP (Form 5305-SEP) specifies that the contribution for each eligible employee will be the same percentage of compensation (excluding compensation higher than $160,000*) for all employees.

Your employer will provide you with a copy of the agreement containing participation rules and a description of how employer contributions may be made to your IRA. Your employer must also provide you with a copy of the completed Form 5305-SEP and a yearly statement showing any contributions to your IRA.

All amounts contributed to your IRA by your employer belong to you even after you stop working for that employer.

CONTRIBUTION LIMITS--Your employer will determine the amount to be contributed to your IRA each year. However, the amount for any year is limited to the smaller of $30,000* or 15% of your compensation for that year. Compensation does not include any amount that is contributed by your employer to your IRA under the SEP. Your employer is not required to make contributions every year or to maintain a particular level of contributions.

TAX TREATMENT OF CONTRIBUTIONS--Employer contributions to your SEP-IRA are excluded from your income unless there are contributions in excess of the applicable limit. Employer contributions within these limits will not be included on your Form W-2.

EMPLOYEE CONTRIBUTIONS--You may contribute the smaller of $2,000 or 100% of your compensation to an IRA. However, the amount you can deduct may be reduced or eliminated because, as a participant in a SEP, you are covered by an employer retirement plan.

SEP PARTICIPATION--If your employer does not require you to participate in a SEP as a condition of employment, and you elect not to participate, all other employees of your employer may be prohibited from participating. If one or more eligible employees do not participate and the employer tries to establish a SEP for the remaining employees, it could cause adverse tax consequences for the participating employees.

An employer may not adopt this IRS Model SEP if the employer maintains another qualified retirement plan or has ever maintained a qualified defined benefit plan. This does not prevent your employer from adopting this IRS Model SEP and also maintaining an IRS Model Elective SEP or other SEP. However, if you work for several employers, you may be covered by a SEP of one employer and a different SEP or pension or profit-sharing plan of another employer.

SEP-IRA AMOUNTS--ROLLOVER OR TRANSFER TO ANOTHER IRA--You can withdraw or receive funds from your SEP-IRA if within 60 days of receipt, you place those funds in another IRA or SEP-IRA. This is called a "rollover" and can be done without penalty only once in any 1-year period. However, there are no restrictions on the number of times you make "transfers" if you arrange to have these funds transferred between the trustees or the custodians so that you never have possession of the funds.

WITHDRAWALS--You may withdraw your employer's contribution at any time, but any amount withdrawn is includible in your income unless rolled over. Also, if withdrawals occur before you reach 59 1/2% you may be subject to a tax on early withdrawal.

EXCESS SEP CONTRIBUTIONS--Contributions exceeding the yearly limitations may be withdrawn without penalty by the due date (plus extensions) for filing your tax return (normally April 15), but is includible in your gross income. Excess contributions left in your SEP-IRA account after that time may have adverse tax consequences. Withdrawals of those contributions may be taxed as premature withdrawals.

FINANCIAL INSTITUTION REQUIREMENTS--The financial institution where your IRA is maintained must provide you with a disclosure statement that contains the following information in plain, nontechnical language:

1. The law that relates to your IRA.

2. The tax consequences of various options concerning your IRA.

3. Participation eligibility rules, and rules on the deductibility of retirement savings.

4. Situations and procedures for revoking your IRA, including the name, address, and telephone number of the person designated to receive notice of revocation. (This information must be clearly displayed at the beginning of the disclosure statement.)

5. A discussion of the penalties that may be assessed because of prohibited activities concerning you IRA.

6. Financial disclosure that provides the following information:
   a. Projects value growth rates of your IRA under various contribution and retirement schedules, or describes the method of determining annual earnings and charges that may be assessed.

   b. Describes whether, and for when, the growth projections are guaranteed, or a statement of the earnings rate and the terms on which the projections are based.

   c. States the sales commission for each year expressed as a percentage of $1,000.

In addition, the financial institution must provide you with a financial statement each year. You may want to keep these statements to evaluate your IRA's investment performance.

                                        [LOGO]

                        SECURITIES MANAGEMENT & RESEARCH, INC.

                                  Member NASD, SIPC
--------------------------------------------------------------------------------
                   One Moody Plaza     Galveston, Texas 77550
                            Call Toll Free 1-800-231-4639
--------------------------------------------------------------------------------
                            AMERICAN NATIONAL FUNDS GROUP

                   [LOGO]              - American National Growth Fund

                                       - American National Income Fund

                                       - Tri-Flex Fund

--------------------------------------------------------------------------------
                                  SM&R CAPITAL FUNDS

                   [LOGO]              - American National Government
                                         Income Fund

                                       - American National Tax-Free Fund

                                       - American National Primary Fund

SM&R is an investment advisor and mutual fund underwriter with over 30 years experience and manages all of the portfolios of the American National Funds Group and the SM&R Capital Funds. It is, also, a subsidiary of American National Insurance Company, one of the nation's largest insurers.

The professional investment managers of SM&R have the experience of directing and redirecting more than $5 billion of investments through many years of changing economic and market conditions. This experience has helped to make these fund groups a respected part of the investment community.

Form 9379
02/98
2,000

                                         ROTH

                                         IRA

FORMS KIT

 SECURITIES MANAGEMENT & RESEARCH, INC.
One Moody Plaza - Galveston, Texas 77550
          (409)763-2767


[LOGO]

Member NASD, SIPC

NOTE TO REGISTERED REPRESENTATIVE:

PLEASE RETURN the Application and Purchaser Suitability forms, PAGES 1 THROUGH
    4, to:

         SECURITIES MANAGEMENT & RESEARCH, INC.
         ONE MOODY PLAZA
         GALVESTON, TX 77550.

THE CLIENT reads and keeps the Custodial Account Agreement and Disclosure
    Statement, PAGES 5 THROUGH 8. These pages contain important information that your client will want to keep in their files.

                                                                     |------------------------------------------------------|
[GRAPHIC] AMERICAN NATIONAL FAMILY OF FUNDS                          |                   HOME OFFICE USE                    |
                                                                     |------------------------------------------------------|
          Forward to:  Securities Management & Research, Inc.        | Account Number                                       |
                       One Moody Plaza, Galveston, TX 77550          |------------------------------------------------------|
                       (800) 231-4639                                | Account Type               |Social Code              |
                                                                     |------------------------------------------------------|
                                                                     | LOI Amount                                           |
                                                                     |------------------------------------------------------|


ROTH IRA SIMPLIFIER -- APPLICATION -- PART 1

ACCOUNT REGISTRATION FORM (must be accompanied by Account Application - Part 2 Suitability Form)

This application form is for use in establishing a Roth IRA P account in the American National Funds Group and the SM&R Capital Funds.

ACCOUNT REGISTRATION

SM&R, Inc., Custodian for

Name _______________________________________________________________________

Date of Birth (mm/dd/yy) ___________________________________________________

Address ____________________________________________________________________

City, State, Zip ___________________________________________________________

Social Security No. ________________________________________________________

Home Phone Number __________________________________________________________

Business Phone Number ______________________________________________________



CONTRIBUTION TYPE

/ / Regular or Spousal   / / Transfer   / / Rollover

    SOURCE OF ROLLOVER OR TRANSFER

    / / Roth IRA         / / Traditional IRA (CONVERSION)

/ / Check here if this is a Roth Conversion IRA.

/ / Check here if this is an amendment to an existing Roth IRA.


SPOUSAL CONSENT

This section should be reviewed if either the trust or the residence of the Roth IRA holder is located in a community or marital property state and the Roth IRA holder is married. Due to the important tax consequences of giving up one's community property interest, individuals signing this section should consult with a competent tax or legal advisor.

CURRENT MARITAL STATUS

/ / I AM NOT MARRIED -- I understand that if I become married in the future, I must complete a new IRA Designation of Beneficiary form.

/ / I AM MARRIED -- I understand that if I choose to designate a primary beneficiary other than my spouse, my spouse must sign below.

I am the spouse of the above-named Roth IRA holder. I acknowledge that I have received a fair and reasonable disclosure of my spouse's property and financial obligations. Due to the important tax consequences of giving up my interest in this IRA, I have been advised to see a tax professional.

I hereby give the IRA holder any interest I have in the funds or property deposited in this IRA and consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result. No tax or legal advice was given to me by the custodian.


___________________________________________        ________________________
Signature of Spouse                                Date

___________________________________________        ________________________
Signature of Witness                               Date


BENEFICIARY INFORMATION

The following individual(s) or entity shall be my primary and/or contingent beneficiary(ies). IF NEITHER PRIMARY NOR CONTINGENT IS INDICATED, THE INDIVIDUAL OR ENTITY WILL BE DEEMED TO BE A PRIMARY BENEFICIARY. If more than one primary beneficiary is designated and no distribution percentages are indicated, the beneficiaries will be deemed to own equal share percentages in the Roth IRA. Multiple contingent beneficiaries with no share percentage indicated will also be deemed to share equally.

If any primary or contingent beneficiary dies before me, his or her interest and the interest of his or her heirs shall terminate completely, and the percentage share of any remaining beneficiary(ies) shall be increased on a pro rata basis. If no primary beneficiary(ies) survives me, the contingent beneficiary(ies) shall acquire the designated share of my Roth IRA.

____________________________________________        _________________________
Name                                                Date of Birth

____________________________________________        __________________________
Address                                             Social Security Number

_________________________ / / Primary   / / Contingent _______________________
Relationship                                           Share Percent (%)

____________________________________________        __________________________
Name                                                Date of Birth

____________________________________________        __________________________
Address                                             Social Security Number

_________________________ / / Primary   / / Contingent _______________________
Relationship                                           Share Percent (%)

____________________________________________         _________________________
Name                                                 Date of Birth

____________________________________________         _________________________
Address                                              Social Security Number

_________________________ / / Primary   / / Contingent ________________________
Relationship                                           Share Percent (%)

____________________________________________         __________________________
Name                                                 Date of Birth

____________________________________________         __________________________
Address                                              Social Security Number

_________________________ / / Primary   / / Contingent ________________________
Relationship                                           Share Percent (%)


SIGNATURES

IMPORTANT:  PLEASE READ BEFORE SIGNING.

I understand the eligibility requirements for the type of Roth IRA deposit I am making and I state that I do qualify to make the deposit. I have received a copy of the Application, 5305-RA Plan Agreement, Financial Disclosure and Disclosure Statement. I understand that the terms and conditions which apply to this Roth Individual Retirement Account are contained in this Application and the 5305-RA Plan Agreement. I agree to be bound by those terms and conditions. Within seven (7) days from the date I open this Roth IRA I may revoke it without penalty by mailing or delivering a written notice to the Custodian.

I assume complete responsibility for:

1) Determining that I am eligible for a Roth IRA each year I make a contribution.

2) Insuring that all contributions I make are within the limits set forth by the tax laws.

3) The tax consequences of any contribution (including rollover contributions and conversions) and distributions.
_____________________________________________         _________________________
Roth IRA Holder                                       Date

_____________________________________________         _________________________
Witness                                               Date

_____________________________________________         _________________________
Authorized Signature of Custodian                     Date


                                            SIGNATURES REQUIRED ON REVERSE SIDE.

ROTH IRA CONTINUED

INVESTMENT INFORMATION

METHOD OF INVESTMENT

     / / I have enclosed a check for a minimum of $100 per Fund ($1,000 for American National Primary Series)

     / / I have enclosed a check for a minimum of $20 per Fund ($100 for American National Primary Series) and completed the Pre-Authorized Check Plan form #8006 located at the back of the appropriate Fund's prospectus

     / / Billing Franchise No. _____________________________________________

     / / Military Allotment (complete form 9341.)

FUND SELECTION

                                           INVESTMENT             TAX YEAR OF
          FUND SELECTION                       AMOUNT            CONTRIBUTION

     / / A. N. Growth Fund (21)            ______________     _________________

     / / A. N. Income Fund (22)            ______________     _________________

     / / Triflex Fund (23)                 ______________     _________________

     / / A. N. Government Income Fund (26) ______________     _________________

     / / A. N. Primary Fund (27)           ______________     _________________



All dividends and capital gains distributions will be automatically reinvested into the account.

                     PLEASE MAKE YOUR CHECK PAYABLE TO SM&R, INC.


REDUCED SALES CHARGE (Not applicable to Primary Series)
Please check the applicable category(ies) and write the account number(s) to be included in determining the reduced sales charge under Account Numbers below. Refer to the prospectus regarding sales charges.

     / / Right of Accumulation. I apply for this privilege, as described in the Prospectus, based on the accounts listed in the spaces provided below

     / / Letter of Intent. By completing this section, I agree to the provisions of the Letter of Intent as described in the Prospectus. I have listed my other accounts that may qualify to be included under this LOI.

          / / Establish a new LOI for the amount indicated below

          / / Increase my current LOI to the amount indicated below

          I plan to invest during a 13-month period a dollar amount at least:

          / / $50,000*  / / $100,000  / / $250,000  / / $500,000

          *(Growth, Income, and Triflex Funds only)

____________________________________       _________________________________
Account Number                             Account Number

____________________________________       _________________________________
Account Number                             Account Number


NET ASSET VALUE ACCOUNTS

/ / I am an employee/agent of American National & Subsidiaries

/ / I am a qualified relative

    Relationship/Employee: _________________________________________________


[LOGO]                          SECURITIES MANAGEMENT
                                   & RESEARCH, INC.
                         One Moody Plaza, Galveston, TX 77550
                                    (800)231-4639
                                  Member NASD, SIPC

      Distributor for the American National Family of Funds

                      AMERICAN NATIONAL FAMILY OF FUNDS

AUTHORIZATION AND SIGNATURE

I hereby establish an American National Funds Group and/or SM&R Capital Funds IRA Account, appoint Securities Management & Research, Inc. (SM&R) as Custodian, and

1) Consent to the $7.50 (per account) setup fee, the $7.50 (per account) annual maintenance fee, and $5.00 excess contribution adjustment fee. Such fees are subject to change on 30 days written notice to the Participant; and

2) Agree to the conditions governing the designation of beneficiary.

3) Further, I certify the following Backup Withholding Status and Citizenship (Substitute W-9):

          Under penalties of perjury, I certify by my signature as "Participant" that the social security/taxpayer identification number furnished in this application is correct and that (check the appropriate box and fill in citizenship status below):

          / / I AM NOT subject to backup withholding

          / / I have been notified by the IRS that I AM subject to backup withholding for failure to report all interest and/or dividends

          / / I do not have a social security/taxpayer identification number, but I have applied for one. I understand that if I do not provide this number within 60 days, the required Federal tax will be withheld

          / / I am an exempt recipient

          CITIZENSHIP  / / U.S.  / / OTHER ____________________________________


SIGNATURE PROVISIONS

I certify that the information which I have provided and the information which is included within the application and attached material, is accurate and complete. I have received the current prospectus of the fund(s) selected, and I agree to its terms.


Participant's signature ______________________________________________________

Date _________________________________________________________________________

REGISTERED REPRESENTATIVE INFORMATION (SM&G Reg Reps only)

/ / Yes, I have completed and attached Account Application--Part 2 Suitability
    Form (#9402)

Representative Signature ____________________________________________________

Representative Name (print) __________________________________________________

Representative Social Security Number ________________________________________

BROKER/DEALER USE ONLY (Please Print)

We hereby submit this application for the purchase of shares of the Fund(s) indicated in accordance with the terms of our selling agreement with Securities Management & Research, Inc. ("SM&R"), and with the prospectus for the Fund(s). We agree to notify SM&R of any purchases of shares made under a Letter of Intent or Right of Accumulation or otherwise eligible for reduced or eliminated sales charges. If this application includes a Systematic Withdrawal Plan request, we guarantee the signature(s) in this application.

Dealer Name ______________________________ Dealer # ________________________

Main Office Address ________________________________________________________

Branch # __________________________ Rep # __________________________________

Representative Name (print) ________________________________________________

Branch Address _____________________________________________________________

Phone Number _______________________________________________________________

Authorized Signature of Dealer _______________ Title _______________________


CUSTODIAN SECURITIES MANAGEMENT & RESEARCH, INC.

Accepted by ________________________________________________________________

Date _______________________________________________________________________

[LOGO]      SECURITIES MANAGEMENT & RESEARCH, INC.
             One Moody Plaza, Galveston, TX 77550
                      Member NASD, SIPC
     Distributor for the American National Family of Funds

ACCOUNT APPLICATION--PART 2

PURCHASER SUITABILITY FORM & ARBITRATION AGREEMENT (This form must accompany all mutual fund applications submitted to SM&R. All information requested is required.)


NEW INVESTOR INFORMATION

Date ___________________________________________________________________________

1. Account Registration ________________________________________________________

   If account registered as a corporation, partnership or other legal entity, names of any persons authorized to transact business on behalf of entity:

   _____________________________________________________________________________

   Social Security (or Tax I.D.) No. ___________________________________________

2. Fund(s) being purchased _____________________________________________________

3. Investor's Occupation _______________________________________________________

   Name of Employer ____________________________________________________________

   Address of Employer _________________________________________________________

   Business Phone (   ) ________________________________________________________

4. Is the Investor employed by or associated with a member of the NASD or NYSE?

   / / No

   / / Yes. If yes, provide the name, address and phone no. of the firm:

________________________________________________________________________________

________________________________________________________________________________

5. Tax Status

   / / Single    / / Head of Household    / / Married filing separate returns

   / / Married filing joint return or qualifying widow(er) with dependent child

   / / Corporation         / / Other

6. Marital Status

   / / Married             / / Single                       / / Widowed

7. Dependents

   / / Spouse              / / Children: Ages __________    / / Other


INVESTOR SUITABILITY INFORMATION
(TO BE COMPLETED BY INVESTOR OR REGISTERED REPRESENTATIVE.)

NASD rules require Registered Representatives to have reasonable grounds for believing the recommended investment is suitable for the customer. Therefore, representatives are required to make inquiries concerning the financial condition of a proposed investor. You are urged to supply such information so that the representative can make an informed judgment as to the suitability of your investment selection(s). However, you are not required to divulge such information. If you choose not to do so, you must sign at the section provided on the reverse side indicating refusal and acknowledging that the representative did request the suitability information.

1. SOURCES OF FUNDS FOR INVESTMENT
   / / Current Earnings       / / Gift or Inheritance     / / Insurance Benefit
   / / Savings                / / Sale of Assets         / / Maturity Proceeds
   / / Other _______________

2. PRIMARY PURPOSE OF INVESTMENT
   / / Education              / / Savings                 / / Retirement
   / / Current Income         / / Tax Shelter             / / Business Purposes
   / / Other _______________

3. INVESTMENT PROFILE
   (a) What is your current investment preference?
       / / Aggressive Growth  / / Growth                  / / Growth & Current
                                                              Income
       / / Current Income     / / Maximum safety, even if modest return

   (b) What is your risk comfort level?
       / / High               / / High/Moderate           / / Moderate
       / / Moderate/Limited   / / Low

   (c) What is your financial goal time horizon?
       / / 1-5 years          / / 5-10 years       / / 10 years and beyond

   (d) What is your age range?
       / / 21-40              / / 41-59                   / / 60+

   (e) What is your tax bracket?
       / / 15%                / / 28%                     / / 28+

   (f) What is your estimated annual family income?
       / / Under $15,000      / / $15,000-$30,000         / / $30,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (g) What is your estimated net worth (exclude home, furnishings and automobiles)?
       / / Under $25,000      / / $25,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (h) Are you responsible for the financial welfare of anyone other than your immediate family (i.e. alimony, child or parental support, etc.)?
       / / Yes                / / No

   (i) Do you own other securities?
       / / Yes                / / No
   Types: / / Stocks    / / Bonds   / / Mutual Funds
          / / Variable Products     / / Other ___________________

I (we) furnished the above suitability information and it has been accurately recorded.

Investor Signature _____________________________________________________________

Joint Owner Signature __________________________________________________________


                                  CONTINUED ON REVERSE SIDE.

[LOGO] SECURITIES MANAGEMENT & RESEARCH, INC.

ACCOUNT APPLICATION--PART 2

STATEMENT OF REFUSAL TO PROVIDE FINANCIAL INFORMATION

I (we) fully understand that the Registered Representative, acting on behalf of Securities Management & Research, Inc. (SM&R), has requested the preceding suitability information to determine whether my (our) purchase of securities is an appropriate investment considering my (our) financial situation. I (we) refuse to provide the requested information and by my (our) signature(s) below agree not to seek rescission of the investment or damages based on its unsuitability.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature

REGISTERED REPRESENTATIVE NOTICE--Should the Investor sign the above Statement of Refusal to Provide Financial Information, it is still an NASD requirement that you have reasonable grounds to recommend the purchase of this investment as suitable. Therefore, YOU must complete the suitability information to the best of your knowledge and certify that you have done so when signing the Registered Representative's Statement below.

--------------------------------------------------------------------------------

REGISTERED REPRESENTATIVE STATEMENT & SIGNATURE

Check appropriate boxes.

/ / Application--Part 1 attached.

/ / Custodial Agreement and Disclosure Statement detached and given to Investor.
    (For IRA, TSA, SEP or SIMPLE accounts only)

/ / Signed Arbitration Agreement

/ / Suitability information was provided by the Investor and the Investor signed acknowledgement that information was accurately recorded.

                                        --or--

/ / Refusal to Provide Financial Information Statement Signed by Investor.
    I provided the suitability information to the best of my knowledge and have reasonable grounds to recommend the purchase of this investment as suitable for the investor.


________________________________________________________________________________
Registered Representative Signature

________________________________________________________________________________
Registered Representative Name (print)


Accepted; Securities Management & Research, Inc.

By _____________________________________________________________________________

Date ___________________________________________________________________________


PURCHASER AGREEMENT TO ARBITRATION

THIS SECTION IS NOT APPLICABLE TO MISSOURI RESIDENTS

The following conditions are agreed to by all parties to this agreement.

   1. Arbitration is final and binding on the parties.

   2. The parties are waiving their right to seek remedies in court, including the right to a jury trial.

   3. Pre-arbitration discovery is generally more limited and different from court proceedings.

   4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

   5. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

   By signature below, I (we) understand that I (we) have the right to any dispute between us arising under the federal securities laws to be resolved through litigation in the courts. In lieu of using the courts, I (we) may agree, after any such dispute has arisen, to settle it by arbitration before an appropriate group of arbitrators. However, I (we) understand that any other dispute between us arising out of any transaction or this agreement shall be settled by arbitration before the National Association of Securities Dealers, Inc., which must be commenced by a written notice of intent to arbitrate. Judgment upon any award may be entered in any appropriate court.

   I (we) further understand that we may not bring a punitive or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against anyone who has initiated in court a punitive class action; or who is a member of a punitive class action until (1) the class action certification is denied; or (2) the class is decertified; or (3) I (we) are excluded from the class action by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any right under this agreement except to the extent stated herein.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature

                                                                      Form 9402
                                                                           2/98
                                          4

ROTH IRA CUSTODIAL ACCOUNT

FORM 5305-RA

                     ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                 (Under Section 408(a) of the Internal Revenue Code)

Rev. January 1998
Department of Treasury
Internal Revenue Service

The Depositor whose name appears on the Application is establishing a Roth Individual Retirement Account under section 408A to provide for his or her retirement and for the support of his or her beneficiaries after death.
The Custodian named on the Application has given the Depositor the disclosure statement required under Regulations section 1.408-6.
The Depositor has assigned the Custodial account the sum indicated on the Application.
The Depositor and the Custodian make the following agreement:


ARTICLE I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the Custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the Depositor.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

ARTICLE II

     The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. In the case of a conversion, the Custodian will not accept IRA Conversion Contributions in a tax year if the Depositor's AGI for that tax year exceeds $100,000 or if the Depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

ARTICLE III

The Depositor's interest in the balance in the Custodial account is nonforfeitable.

ARTICLE IV

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)), except as otherwise permitted by Section 408(m)(3), which provides an exception for certain gold, silver,and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE V

1. If the Depositor dies before his or her entire interest is distributed to him or her and the Depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

     (a) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

     (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the Depositor's death.

     If distributions do not begin by the date described in (b), distribution method (a) will apply.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

3. If the Depositor's spouse is the sole beneficiary on the Depositor's date of death, such spouse will then be treated as the Depositor.

ARTICLE VI

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-6.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VII

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

ARTICLE VIII

This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE IX

9.01 Definitions: In this part of this Agreement (Article IX), the words "you" and "your" mean the Depositor, the words "we", "us" and "our" mean the Custodian and "Code" means the Internal Revenue Code.

9.02 Notices and Change of Address: Any required notice regarding this Roth IRA will be considered effective when we mail it to the last address of the intended recipient which we have in our records. Any notice to be given to us will be considered effective when we actually receive it. You must notify us of any change of address.

9.03 Representations and Responsibilities: You represent and warrant to us that any information you have given or will give us with respect to this Agreement is complete and accurate. Further, you agree that any directions you give us, or action you take will be proper under this Agreement and that we are entitled to rely upon any such information or directions. We shall not be responsible for losses of any kind that may result from your directions to us or your actions or failures to act and you agree to reimburse us for any loss we may incur as a result of such directions, actions or failures to act. We shall not be responsible for any penalties, taxes, judgments or expenses you incur in connection with your Roth IRA.
     We have no duty to determine whether your contributions or distributions comply with the Code, regulations, rulings or this Agreement.

9.04 Service Fees: We have the right to charge an annual service fee or other designated fees (for example, a transfer, rollover or termination fee) for maintaining your Roth IRA. In addition, we have the right to be reimbursed for all reasonable expenses we incur in connection with the administration of your Roth IRA. We may charge you separately for any fees or expenses or we may deduct the amount of the fees or expenses from the assets in your Roth IRA at our discretion. We reserve the right to charge any additional fee upon 30 days notice to you that the fee will be effective.

     Any brokerage commissions attributable to the assets in your Roth IRA will be charged to your Roth IRA. You cannot reimburse your Roth IRA for those commissions.

9.05 Investment of Amounts in the Roth IRA:

     (a) DIRECTION OF INVESTMENT--You have exclusive responsibility for and control over the investment of the assets of your Roth IRA. You shall direct all investment transactions, including earnings and the proceeds from securities sales. Your selection of investments, however, shall be limited to publicly traded securities, mutual funds, money market instruments and other investments that are obtainable by us and that we are capable of holding in the ordinary course of our business.

          In the absence of instructions from you or your instructions are not in a form acceptable to us, we shall hold any uninvested amounts in cash and we shall have no responsibility to invest uninvested cash unless and until directed by you.

          All transactions shall be subject to any and all applicable Federal and State laws and regulations and the rules, regulations, customs and usages of any exchange, market or clearing house where the transaction is executed and to our policies and practices.

          After your death, your beneficiary(ies) shall have the right to direct the investment of your Roth IRA assets, subject to the same conditions that applied to your during your lifetime under this Agreement (including, without limitation, section 9.03).

     (b) OUR INVESTMENT POWERS AND DUTIES--We shall have no discretion to direct any investment in your Roth IRA. We assume no responsibility for rendering investment advice with respect to your Roth IRA. We assume no responsibility for rendering investment advice with respect to your Roth IRA, nor will we offer any opinion or judgment to you on matters concerning the value or suitability of any investment or proposed investment for your Roth IRA. We shall exercise the voting rights and other shareholder rights with respect to securities in your Roth IRA but only in accordance with the instructions you give to us.

     (c) DELEGATION OF INVESTMENT RESPONSIBILITY--We may, but are not required to,


#6100(12/97)              -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401
          permit you to delegate your investment responsibility for your Roth IRA to another party acceptable to us by giving written notice of your delegation in a format we prescribe. We shall follow the direction of any such party who is properly appointed and we shall be under no duty to review or question, nor shall we be responsible for, any of that party's directions, actions or failures to act.

9.06 BENEFICIARIES: If you die before you receive all of the amounts in your Roth IRA, payments from your Roth IRA will be made to your beneficiaries.

     You may designate one or more persons or entities as beneficiary of your Roth IRA. This designation can only be made on a form prescribed by us and it will only be effective when it is filed with us during your lifetime. Each beneficiary designation you fill with us will cancel all previous ones. The consent of a beneficiary shall not be required for you to revoke a beneficiary designation. If you do not designate a beneficiary, your estate will be the beneficiary.

     If your surviving spouse is your sole beneficiary, your spouse may treat your Roth IRA as his or her own Roth IRA and would not be subject to the required minimum distribution rules. Your surviving spouse will also be entitled to such additional beneficiary payment options as are permitted under the law or related regulations. If the beneficiary or beneficiaries include anyone other than your surviving spouse, distributions must commence in accordance with Article V. If the beneficiary payment election described in Article V is not made by December 31 of the year following the year of your death, the payment method described as the 5 year rule will be deemed elected.

9.07 TERMINATION: Either party may terminate this Agreement at any time by giving written notice to the other. We can resign as Custodian at any time effective 30 days after we mail written notice of our resignation to you. Upon receipt of that notice, you must make arrangements to transfer your Roth IRA to another financial organization. If you do not complete a transfer of your Roth IRA within 30 days from the date we mail the notice to you, we have the right to transfer your Roth IRA assets to a successor Roth IRA trustee or custodian that we choose in our sole discretion or we may pay your Roth IRA to you in a single sum. We shall not be liable for any actions or failures to act on the part of any successor trustee or custodian nor for any tax consequences you may incur that result from the transfer or distribution of your assets pursuant to this section.

     If this Agreement is terminated, we may hold back from your Roth IRA a reasonable amount of money that we believe is necessary to cover any one or more of the following:

     - Any Fees, expenses or taxes chargeable against your Roth IRA;

     - any penalties associated with the early withdrawal of any savings instrument or other investment in your Roth IRA.

     If our organization is merged with another organization (or comes under the control of any Federal or State agency) or if our entire organization (or any portion which includes your Roth IRA) is bought by another organization, that organization (or agency) shall automatically become the trustee or custodian of your Roth IRA, but only if it is the type of organization authorized to serve as a Roth IRA trustee or custodian.

     If we are required to comply with section 1.408-2(e) of the Treasury Regulations and we fail to do so, or we are not keeping the records, making the returns or sending the statements as are required by forms or regulations, the IRS may, after notifying you, require you to substitute another trustee or custodian.

9.08 AMENDMENTS: We have the right to amend this Agreement at any time. Any amendment we make to comply with the Code and related regulations does not require your consent. You will be deemed to have consented to any other amendment unless, within 30 days from the date we mail the amendment, you notify us in writing that you do not consent.

9.09 WITHDRAWALS: All requests for withdrawal shall be in writing on a form provided by or acceptable to us. The method of distribution must be specified in writing. The tax identification number of the recipient must be provided to us before we are obligated to make a distribution.

     Any withdrawals shall be subject to all applicable tax and other laws and regulations including possible early withdrawal penalties and withholding requirements.

     You are not required to take a distribution from your Roth IRA at age
     70 1/2. At your death, however, your beneficiaries must begin taking distributions in accordance with Article V and section 9.06 of this Agreement. We will make no payouts to you from your Roth IRA until you provide us with a written request for a distribution on a form provided by or approved by us.

9.10 TRANSFERS FROM OTHER PLANS: We can receive amounts transferred or rolled over to this Roth IRA from the trustee or custodian of another Roth IRA as permitted by statute or applicable regulations.

     However, if this Custodial account is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

9.11 LIQUIDATION OF ASSETS: We have the right to liquidate assets in your Roth IRA if necessary to make distributions or to pay fees, expenses or taxes properly chargeable against your Roth IRA. If you fail to direct us as to which assets to liquidate, we will decide in our complete and sole discretion and you agree not to hold us liable for any adverse consequences that result from our decision.

9.12 RESTRICTIONS ON THE FUND: Neither you nor any beneficiary may sell, transfer or pledge any interest in your Roth IRA in any manner whatsoever, except as provided by law or this Agreement.

     The assets in your Roth IRA shall not be responsible for the debts, contracts or torts of any person entitled to distributions under this Agreement.

9.13 WHAT LAW APPLIES: This Agreement is subject to all applicable Federal and State laws and regulations. If it is necessary to apply any State law to interpret and administer this Agreement, the law of our domicile shall govern.

     If any part of this Agreement is held to be illegal or invalid, the remaining parts shall not be affected. Neither your nor our failure to enforce at any time or for any period of time any of the provisions of this Agreement shall be construed as a waiver of such provisions, or your right or our right thereafter to enforce each and every such provision.


                                     INSTRUCTIONS

(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE UNLESS OTHERWISE NOTED.)

PURPOSE OF FORM

Form 5305-RA is a model Custodial account agreement that meets the requirements of section 408A and has been automatically approved by the IRS. A Roth individual retirement account (Roth IRA) is established after the form is fully executed by both the individual (Depositor) and the Custodian. This account must be created in the United States for the exclusive benefit of the Depositor or his or her beneficiaries.

Do not file Form 5305-RA with the IRS.  Instead, keep it for your records.

Unlike contributions to Traditional individual retirement arrangements, contributions to a Roth IRA are not deductible from the Depositor's gross income; and distributions after 5 years that are made when the Depositor is 59 1/2 years of age or older or on account of death, disability, or the purchase of a home by a first-time homebuyer (limited to $10,000), are not includible in gross income. For more information on Roth IRAs including the required disclosure the Depositor can get from the Custodian, get PUB. 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAs).

This Roth IRA can be used by a Depositor to hold: (1) IRA Conversion Contributions, amounts rolled over or transferred from another Roth IRA, and annual cash contributions of up to $2,000 from the depositor; or (2) if designated as a Roth Conversion IRA by checking the box on the Application), only IRA Conversion Contributions for the same Tax Year.

To simplify the identification of funds distributed from Roth IRAs, Depositors are encouraged to maintain IRA Conversion Contributions for each tax year in a separate Roth IRA.

DEFINITIONS

ROTH CONVERSION IRA: A Roth Conversion IRA is a Roth IRA that accepts only IRA Conversion Contributions made during the same tax year.

IRA CONVERSION CONTRIBUTIONS: IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a nonRoth IRA to a Roth IRA. A nonRoth IRA is an individual retirement account or annuity described in section 408(a) or 408(b), other than a Roth IRA.

CUSTODIAN: The Custodian must be a bank or Savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as a Custodian.

DEPOSITOR:  The Depositor is the person who establishes the Custodial account.

                                SPECIFIC INSTRUCTIONS

ARTICLE 1: The Depositor may be subject to a 6-percent tax on excess contributions if (1) contributions to other individual retirement arrangements of the Depositor have been made for the same tax year, (2) the Depositor's adjusted gross income exceeds the applicable limits in Article II for the tax year, or (3) the Depositor's and spouse's compensation does not exceed the amount contributed for them for the tax year. The Depositor should see the Disclosure Statement or Pub. 590 for more information.

ARTICLE IX: Article IX and any that follow it may incorporate additional provisions that are agreed to by the Depositor and Custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provision, amendment and termination, removal of the Custodian, Custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the Depositor, etc. Use additional pages if necessary and attach them to this form.

Note: From 5305-RA may be reproduced and reduced in size for adaptation to passbook purposes.


#6100(12/97)              -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401

                            DISCLOSURE STATEMENT

RIGHT TO REVOKE YOUR ROTH IRA

If your receive this Disclosure Statement at the time you establish your Roth IRA, you have the right to revoke your Roth IRA within seven (7) days of its establishment. If revoked, you are entitled to a full return of the contribution you made to your Roth IRA. The amount returned to you would not include an adjustment for such items as sales commissions, administrative expenses, or fluctuation in market value. You may make this revocation only by mailing or delivering a written notice to the Custodian at the address listed on the Application.

If you send your notice by first-class mail, your revocation will be deemed mailed as of the date of the postmark.

If you have any questions about the procedure for revoking your Roth IRA, please call the Custodian at the telephone number listed on the Application.

REQUIREMENTS OF A ROTH IRA

A. CASH CONTRIBUTIONS--Your contribution must be in cash, unless it is a qualified rollover contribution.

B. MAXIMUM CONTRIBUTION--The total amount you may contribute to a Roth IRA for any taxable year cannot exceed the lesser of $2,000 or 100 percent of your compensation. If you also maintain a Traditional IRA (i.e., an IRA subject to the limits of Internal Revenue Code (IRC) Sec. 408(a) or 408(b) the maximum contribution to your Roth IRA is reduced by any contributions you make to your Traditional IRA. Your total annual contribution to all Traditional IRAs and Roth IRAs cannot exceed the lesser of $2,000 or 100 percent of your compensation.

     Your Roth IRA contribution is further limited if your adjusted gross income
     (AGI) exceeds $150,000 and you are a married individual filing jointly ($95,000 for single taxpayers). Married individuals filing jointly with AGI which exceeds $160,000 may not fund a Roth IRA. Married individuals filing separately with AGI exceeding $10,000 may not fund a Roth IRA. Single individuals with AGI exceeding $110,000 may not fund a Roth IRA.

     If you are married filing jointly and your AGI is between $150,000 and $160,000, your maximum Roth IRA contribution is determined as follows: (1) Subtract your AGI from $160,000, (2) divide the difference by $10,000, and
     (3) multiply the result in step (2) by $2,000. For example, if your AGI is $155,000, your maximum Roth IRA contribution is $1,000. The amount is determined as follows: [($160,000 minus $155,000) divided by $10,000] multiplied by $2,000.

     If you are single and your AGI is between $95,000 and $110,000, your maximum Roth IRA contribution is determined as follows: (1) Subtract your AGI from $110,000, (2) divide the difference by $15,000, and (3) multiply the result in step (2) by $2,000. For example, if your AGI is $98,000, your maximum Roth IRA contribution is $1,600. This amount is determined as follows: [($110,000 minus $98,000) divided by $15,000] multiplied by $2,000.

     Your Roth IRA contribution is not limited by your participation in a retirement plan other than a Traditional IRA, as discussed above. In addition, unlike traditional IRAs, you may continue to fund a Roth IRA after age 70 1/2 so long as you have earned income and your AGI is below the maximum thresholds discussed above.

C.   NONFORFEITABILITY--Your interest in your Roth IRA is nonforfeitable.

D. ELIGIBLE CUSTODIANS--The Custodian of your Roth IRA must be a bank, savings and loan association, credit union, or a person approved by the Secretary of the Treasury.

E. COMMINGLING ASSETS--The assets of your Roth IRA cannot be commingled with other property except in a common trust fund or common investment fund.

F. LIFE INSURANCE--No portion of your Roth IRA may be invested in life insurance contracts.

G. COLLECTIBLES--You may not invest the assets of your Roth IRA in collectibles (within the meaning of Internal Revenue Code (IRC) section 408(m)). A collectible is defined as any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or other tangible personal property specified by the Internal Revenue Service. However, specially minted United States gold and silver bullion coins and certain state-issued coins are permissible investments. Platinum coins and certain gold, silver, platinum or palladium bullion (as described in IRC Sec. 408(m)(3)) are also permitted as Roth IRA Investments.

H. BENEFICIARY PAYOUTS--If your surviving spouse is your sole beneficiary, your spouse may treat your Roth IRA as his or her own Roth IRA and would not be subject to the required minimum distribution rules. Your surviving spouse will also be entitled to such additional beneficiary payment options as are permitted under the law or related regulations. If the beneficiary or beneficiaries include anyone other than your surviving spouse, the entire amount remaining in your account will, at the election of your beneficiary or beneficiaries, either

     (a) be distributed by December 31 of the year containing the fifth anniversary of your death, or

     (b) be distributed in equal or substantially equal payments over the life or life expectancy of your designated beneficiary or beneficiaries.

     A nonspouse beneficiary or beneficiaries must elect either option (a) or
(b) by December 31 of the year following the year of your death. If no election is made, distribution will be made in accordance with option (a).

INCOME TAX CONSEQUENCES OF ESTABLISHING A ROTH IRA

A. CONTRIBUTIONS NOT DEDUCTED--No deduction is allowed for Roth IRA contributions, including transfers and rollover contributions.

B. TAX-DEFERRED EARNINGS--The investment earnings of your Roth IRA are not subject to federal income tax as they accumulate in your Roth IRA. In addition, distributions of your Roth IRA earnings will be free from federal income tax if you take a qualified distribution, as discussed below.

C. TAXATION OF DISTRIBUTIONS--The taxation of a Roth IRA distribution depends on whether the distribution is a qualified distribution or a nonqualified distribution.

     1. QUALIFIED DISTRIBUTIONS--Qualified distributions from your Roth IRA (both the contributions and earnings) are not included in gross income. A qualified distribution occurs when the assets have been in the Roth IRA for five years and one of the following events occurs:

          - attainment of age 59 1/2,
          - disability,
          - the purchase of a first home, or
          - death.

          For contributory IRAs, the five-year period begins with the first year for which you make a Roth IRA contribution. For example, if you make a contribution to your Roth IRA for 1998, the five-year period will be completed at the end of 2002. However, a separate five-year requirement applies to each rollover contribution from a Traditional IRA. The five-year period for these rollovers begins with the year in which the rollover contribution is made.

     2. NONQUALIFIED DISTRIBUTIONS--If you do not meet the requirements for a qualified distribution, any earnings you withdraw from your Roth IRA will be included in your gross income and, if you are under age
          59 1/2, may be subject to an early distribution penalty. However, when you take a nonqualified distribution, your basis (the amounts you contributed to the account) will generally be removed first. Therefore, your nonqualified distributions will not be taxable to you until your withdrawals exceed the amount of your contributions. Special rules may apply to the distribution of conversion amounts.

D. NO REQUIRED MINIMUM DISTRIBUTIONS--You are not required to take distribution from your Roth IRA at age 70 1/2 (as required for Traditional and SIMPLE IRAs).

E.   ROLLOVERS AND CONVERSIONS--Your Roth IRA may be rolled over to another
     Roth IRA of yours, or may receive rollover contributions, provided that all of the applicable rollover rules are followed. Rollover is a term used to describe a tax-free movement of cash or other property to your Roth IRA from any of your Roth or Traditional IRAs. The rollover rules are generally summarized below. These transactions are often complex. If you have any questions regarding a rollover, please see a competent tax advisor.

     1. ROTH IRA TO ROTH IRA ROLLOVERS--Funds distributed from your Roth IRA may be rolled over to a Roth IRA of yours if the requirements of IRC section 408(d)(3) are met. A proper Roth IRA to Roth IRA rollover is completed if all or part of the distribution is rolled over not later than 60 days after the distribution is received. You may not have completed another Roth IRA to Roth IRA rollover from the distributing Roth IRA during the 12 months preceding the date you receive the distribution. Further, you may roll the same dollars or assets only once every 12 months. Roth IRA assets may not be rolled over to other types of IRAs (e.g., Traditional IRA, SIMPLE IRA).

     2. TRADITIONAL IRA TO ROTH IRA CONVERSIONS--Unless your adjusted gross income is more than $100,000, or you are married filing a separate tax return, you are eligible to roll over, transfer or convert all or any portion of your existing Traditional IRA(s) into your Roth IRA(s). A separate Roth Conversion IRA should generally be established to hold conversion amounts. If your Roth Conversion IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from your Traditional IRA to your Roth IRA will be treated as a distribution for income tax purposes and is includible in your gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10 percent early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether you qualify for any exceptions to the 10 percent penalty.

          If you convert assets from your Traditional IRA to your Roth IRA prior to January 1, 1999, you may include the taxable amount of the distribution in your gross income ratable over a four year period beginning with 1998.

     3. WRITTEN ELECTION--At the time you make a proper rollover to a Roth IRA, you must designate to the Custodian, in writing, your election to treat that contribution as a rollover. Once made, the rollover election is irrevocable.

     4. NO ROLLOVERS FROM EMPLOYER PLANS--You may not roll over distributions from your employer's qualified retirement plan or 403(b) arrangement into your Roth IRA.

F. CARRYBACK CONTRIBUTIONS--A contribution is deemed to have been made on the last day of the preceding taxable year if you make a contribution by the deadline for filing your income tax return (not including extensions), and you designate that


#6100(12/97)              -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401
     contribution as a contribution for the preceding taxable year. For example, if you are a calendar year taxpayer and you make your Roth IRA contribution on or before April 15, your contribution is considered to have been made for the previous tax year if you designate it as such.

LIMITATIONS AND RESTRICTIONS

A. SPOUSAL ROTH IRA--If you are married, you may make payments to a Roth IRA established for the benefit of your spouse. You must file a joint tax return for the year for which the contribution is made.

     The amount you may contribute to your Roth IRA and your spouse's Roth IRA is the lesser of $4,000 or 100 percent of your combined compensation. However, you may not contribute more than $2,000 to any one Roth IRA. Your contribution may be further limited if your AGI exceeds the levels discussed in the section titled MAXIMUM CONTRIBUTION.

B. ESTATE TAX EXCLUSION--The $100,000 federal estate tax exclusion previously available has been repealed for individuals dying after December 31, 1984. No exclusion will be allowed for individuals dying after that date. Transfers of your Roth IRA assets to a named beneficiary made during your life and at your request or because of your failure to instruct otherwise, may be subject to federal gift tax under IRC section 2501 if made after October 22, 1986.

C. SPECIAL TAX TREATMENT--Capital gains treatment and the favorable five or ten year forward averaging tax authorized by IRC section 402 do not apply to Roth IRA distributions.

D. INCOME TAX TREATMENT--Any nonqualified withdrawal of earnings from your Roth IRA, is subject to federal income tax withholding. You may, however, elect not to have withholding apply to your Roth IRA withdrawal. If withholding is applied to your withdrawal, not less than 10 percent of the amount withdrawn must be withheld.

E. PROHIBITED TRANSACTIONS--If you or your beneficiary engage in a prohibited transaction with your Roth IRA, as described in IRC section 4975, your Roth IRA will lose its tax-exempt status and you must generally include the value of the earnings in your account in your gross income for that taxable year.

F. PLEDGING--If you pledge any portion of your Roth IRA as collateral for a loan, the amount so pledged will be treated as a distribution and may be included in your gross income for that year to the extent it represents earnings.

FEDERAL TAX PENALTIES

A. EARLY DISTRIBUTION PENALTY--If you are under age 59 1/2 and receive a nonqualified Roth IRA distribution, an additional tax of 10 percent will apply to the amount includible in income (i.e., the earnings), unless the distribution is made on account of death, disability, a qualifying rollover, a direct transfer, the timely withdrawal of an excess contribution; or if the distribution is part of a series of substantially equal periodic payments (at least annual payments) made over your life expectancy or the joint life expectancy of you and your beneficiary. Payments made to pay medical expenses which exceed 7.5 percent of your adjusted gross income and distributions to pay for health insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks are also exempt from the 10 percent tax. Payments to cover certain qualified education expenses and distributions for first-home purchases (up to life-time maximum of $10,000) are exempt from the 10 percent tax. This additional tax will apply only to the portion of a distribution which is includible in your income.

B. EXCESS CONTRIBUTION PENALTY--An excise tax of 6 percent is imposed upon any excess contribution you make to your Roth IRA. This tax will apply each year in which an excess remains in your Roth IRA. An excess contribution is any contribution amount which exceeds your contribution limit, excluding rollover and direct transfer amounts. Your contribution limit is the lesser of $2,000 or 100 percent of your compensation for the taxable year. Your contribution may be further limited if your AGI exceeds the levels discussed in the section titled Maximum Contribution.

C. EXCESS ACCUMULATION PENALTY--Unless your sole beneficiary is your surviving spouse, your designated beneficiary(ies) is required to take certain minimum distributions after death. An additional tax of 50 percent is imposed on the amount of the required minimum distribution which should have been taken but was not. This tax is referred to as an excess accumulation penalty tax.

D. PENALTY REPORTING--You must file Form 5329 with the Internal Revenue Service to report and remit any penalties or excise taxes.

OTHER

A. IRS PLAN APPROVAL--The Agreement used to establish this Roth IRA has been approved by the Internal Revenue Service. The Internal Revenue Service approval is a determination only as to form. It is not an endorsement of the plan in operation or of the investments offered.

B. ADDITIONAL INFORMATION--You may obtain further information on Roth IRAs from your District Office of the Internal Revenue Service. In particular, you may wish to obtain IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAs).


#6100(12/97)              -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401

                                        [LOGO]

                        SECURITIES MANAGEMENT & RESEARCH, INC.

                                  Member NASD, SIPC
--------------------------------------------------------------------------------
                   One Moody Plaza     Galveston, Texas 77550
                            Call Toll Free 1-800-231-4639
--------------------------------------------------------------------------------
                            AMERICAN NATIONAL FUNDS GROUP

                   [LOGO]              - American National Growth Fund

                                       - American National Income Fund

                                       - Tri-Flex Fund

--------------------------------------------------------------------------------
                                  SM&R CAPITAL FUNDS

                   [LOGO]              - American National Government
                                         Income Fund

                                       - American National Tax-Free Fund

                                       - American National Primary Fund

SM&R is an investment advisor and mutual fund underwriter with over 30 years experience and manages all of the portfolios of the American National Funds Group and the SM&R Capital Funds. It is, also, a subsidiary of American National Insurance Company, one of the nation's largest insurers.

The professional investment managers of SM&R have the experience of directing and redirecting more than $5 billion of investments through many years of changing economic and market conditions. This experience has helped to make these fund groups a respected part of the investment community.


Form 9382
2/98

                                      EDUCATION

                                         IRA

FORMS KIT

 SECURITIES MANAGEMENT & RESEARCH, INC.
One Moody Plaza - Galveston, Texas 77550
          (409)763-2767


[LOGO]

NOTE TO REGISTERED REPRESENTATIVE:

PLEASE RETURN the Application and Purchaser Suitability forms, PAGES 1 THROUGH
 4, to:

     SECURITIES MANAGEMENT & RESEARCH, INC.
     ONE MOODY PLAZA
     GALVESTON, TX 77550.

THE CLIENT reads and KEEPS the Custodial Account Agreement and Disclosure
  Statement, PAGES 5 THROUGH 8. These pages contain important information that your client will want to keep in their files. IN ADDITION, PLEASE PROVIDE THE EDUCATION IRA MANAGER WITH A COPY OF THE EDUCATION IRA SIMPLIFIER APPLICATION (PAGES 1 AND 2).

                                                                     |------------------------------------------------------|
[LOGO] AMERICAN NATIONAL FAMILY OF FUNDS                             |                   HOME OFFICE USE                    |
                                                                     |------------------------------------------------------|
       FORWARD TO:  SECURITIES MANAGEMENT & RESEARCH, INC.           | Account Number                                       |
                    ONE MOODY PLAZA, GALVESTON, TX 77550             |------------------------------------------------------|
                    (800) 231-4639                                   | Account Type               |Social Code              |
                                                                     |------------------------------------------------------|
                                                                     | LOI Amount                                           |
                                                                     |------------------------------------------------------|


EDUCATION IRA SIMPLIFIER--APPLICATION--PART 1
--------------------------------------------------------------------------------

ACCOUNT REGISTRATION FORM (must be accompanied by Account Application--Part 2 Suitability Form)

This application form is for use in establishing an Education IRA account in the American National Funds Group and the SM&R Capital Funds.

DESIGNATED BENEFICIARY [CHILD]

Name _______________________________________________________________________

Date of Birth ______________________________________________________________

Address ____________________________________________________________________

Social Security Number _____________________________________________________

City, State, Zip ___________________________________________________________


RESPONSIBILE INDIVIDUAL

A Responsible Individual Must be designated below and must be a parent or guardian of the Designated Beneficiary

Name _______________________________________________________________________

Relationship to Benificiary ________________________________________________

Address ____________________________________________________________________

Social Security Number _____________________________________________________

City, State, Zip ___________________________________________________________

Home Phone _________________________________________________________________

Business Phone _____________________________________________________________

Answer "Yes" or "No" to each of the following questions by checking the appropriate box. If a box is not checked for a question the answer will be deemed to be "No".

/ / Yes  / / No   The Responsible Individual may change the beneficiary
                  designated under this agreement to another member of the Designated Beneficiary's family described in Section
                  529(e)(2) in accordance with the Custodian's procedures.

/ / Yes  / / No   The Responsible Individual shall continue to serve as the
                  Responsible Individual for the custodial account after the Designated Beneficiary attains the age of majority under state law and until such time as all assets have been distributed from the custodial account and the custodial account terminates. If the Responsible Individual becomes incapacitated or dies after the Designated Benificiary reaches the age of majority under state law, the Responsible
                  Individual shall be the Designated Beneficiary.


SUCCESSOR RESPONSIBLE INDIVIDUAL

In the event of the death or legal incapacity of the Responsible Individual while the Designated Beneficiary is a minor under state law, the following shall become the Responsible Individual if no successor is named, the Successor Responsible Individual shall be the Designated Beneficiary's remaining parent or successor guardian.

Name _______________________________________________________________________

Relationship to Benificiary ________________________________________________

Address ____________________________________________________________________

Social Security Number _____________________________________________________

City, State, Zip ___________________________________________________________

Home Phone _________________________________________________________________

Business Phone _____________________________________________________________


DEPOSITOR

/ / Check here if same as Responsible Individual

Name _______________________________________________________________________

Address ____________________________________________________________________

City, State, Zip ___________________________________________________________

Social Security No. ________________________________________________________

Home Phone Number __________________________________________________________


CONTRIBUTION TYPE

/ / Regular   / / Transfer   / / Rollover

/ / Check here if this is an amendment to an existing Education IRA.


SIGNATURES

IMPORTANT: PLEASE READ BEFORE SIGNING. THE SIGNATURE OF THE RESPONSIBLE INDIVIDUAL SHOULD BE OBTAINED IF SOMEONE OTHER THAN THE DEPOSITOR WILL BE THE RESPONSIBLE INDIVIDUAL.

I understand the eligibility requirements for the type of Education IRA deposit I am making and I state that I do qualify to make the deposit. I have received a copy of the Application, Custodial Account Agreement (Form 5305-EA) and Disclosure Statement. I understand that the terms and conditions which apply to this Education Individual Retirement Account are contained in this Application and the Custodial Account Agreement (Form 5305-EA). I agree to be bound by those terms and conditions.

I assume complete responsibility for:

1) Determining that I am eligible to contribute to an Education IRA each year I make a contribution.

2) Insuring that all contributions I make are within the limits set forth by the tax laws.

3) Certifying that I am qualified to assume the responsibilities of the Responsible Individual as set forth in this Agreement, if I am designated on this Application as the Responsible Individual.

4) Managing and administering the account and authorizing transactions involving contributions and distributions, if I am designated on this Application as the Responsible Individual.

_____________________________________________         _________________________
Education IRA Depositor                               Date

_____________________________________________         _________________________
Education IRA Responsible Individual                  Date

_____________________________________________         _________________________
Authorized Signature of Custodian                     Date


                                            SIGNATURES REQUIRED ON REVERSE SIDE.

EDUCATION IRA CONTINUED                        AMERICAN NATIONAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

INVESTMENT INFORMATION

METHOD OF INVESTMENT

     / / I have enclosed a check for a minimum of $100 per Fund ($1,000 for American National Primary Series)

     / / I have enclosed a check for a minimum of $20 per Fund ($100 for American National Primary Series) and completed the Pre-Authorized Check Plan form #8006 located at the back of the appropriate Fund's prospectus.

     / / Billing Franchise No. _____________________________________________

     / / Military Allotment (complete form 9341.)

FUND SELECTION

                                           INVESTMENT             TAX YEAR OF
         FUND SELECTION                        AMOUNT            CONTRIBUTION

     / / A.N. Growth Fund(21)              ______________     _________________

     / / A.N. Income Fund(22)              ______________     _________________

     / / Triflex Fund(23)                  ______________     _________________

     / / A.N. Government Income Fund(26)   ______________     _________________

     / / A.N. Primary Fund(27)             ______________     _________________



All dividends and capital gains distributions will be automatically reinvested into the account.

                     PLEASE MAKE YOUR CHECK PAYABLE TO SM&R, INC.


REDUCED SALES CHARGE (Not applicable to Primary Series)

Please check the applicable category(ies) and write the account number(s) to be included in determining the reduced sales charge under Account Numbers below. Refer to the prospectus regarding sales charges.

     / / Right of Accumulation. I apply for this privilege, as described in the Prospectus, based on the accounts listed in the spaces provided below.

     / / Letter of intent. By completing this section, I agree to the provisions of the Letter of Intent as described in the Prospectus. I have listed my other accounts that may qualify to be included under this LOI.

          / / Establish a new LOI for the amount indicated below

          / / Increase my current LOI to the amount indicated below

          I plan to invest during a 13-month period a dollar amount at least:

          / / $50,000*  / / $100,000  / / $250,000  / / $500,000

          *(Growth, Income and Triflex Funds only)

____________________________________       _________________________________
Account Number                             Account Number

____________________________________       _________________________________
Account Number                             Account Number


NET ASSET VALUE ACCOUNTS

/ / I am an employee/agent of American National & Subsidiaries

/ / I am a qualified relative

    Relationship/Employee: _________________________________________________


[LOGO]                          SECURITIES MANAGEMENT
                                   & RESEARCH, INC.
                         One Moody Plaza, Galveston, TX 77550
                                    (800)231-4639
                                  Member NASD, SIPC

Distributor for the American National Family of Funds


AUTHORIZATION AND SIGNATURE

I hereby establish an American National Funds Group and/or SM&R Capital Funds IRA Account, appoint Securities Management & Research, Inc. (SM&R) as Custodian, and

1) Consent to the $7.50 (per account) setup fee, the $7.50 (per account) annual maintenance fee, and $5.00 excess contribution adjustment fee. Such fees are subject to change on 30 days written notice to the Participant; and

2) Further, I certify the following Backup Withholding Status and Citizenship (Substitute W-9)

          Under penalties of perjury, I certify by my signature as "Participant" that the social security/taxpayer identification number furnished in this application is correct and that (check the appropriate box and fill in citizenship status below):

          / / I AM NOT subject to backup withholding

          / / I have been notified by the IRS that I AM subject to backup withholding for failure to report all interest and/or dividends

          / / I do not have a social security/taxpayer identification number, but I have applied for one. I understand that if I do not provide this number within 60 days, the required Federal tax will be withheld

          / / I am an exempt recipient

          CITIZENSHIP  / / U.S.  / / Other____________________________________


SIGNATURE PROVISIONS

I certify that the information which I have provided and the information which is included within the application and attached material, is accurate and complete. I have received the current prospectus of the fund(s) selected, and I agree to its terms.


Participant's signature ______________________________________________________

Date _________________________________________________________________________

REGISTERED REPRESENTATIVE INFORMATION (SM&R Reg Reps only)

/ / Yes, I have completed and attached Account Application--Part 2 Suitability
    Form (#9402)

Representative Signature ____________________________________________________

Representative Name (print) __________________________________________________

Representative Social Security Number ________________________________________

BROKER/DEALER USE ONLY (Please Print)

We hereby submit this application for the purchase of shares of the Fund(s) indicated in accordance with the terms of our selling agreement with Securities Management & Research, Inc. ("SM&R"), and with the prospectus for the Fund(s). We agree to notify SM&R of any purchases of shares made under a Letter of Intent or Right of Accumulation or otherwise eligible for reduced or eliminated sales charges. If this application includes a Systematic Withdrawal Plan request, we guarantee the signature(s) in this application.

Dealer Name ______________________________ Dealer # ________________________

Main Office Address ________________________________________________________

Branch # __________________________ Rep # __________________________________

Representative Name (print) ________________________________________________

Branch Address _____________________________________________________________

Phone Number _______________________________________________________________

Authorized Signature of Dealer _______________ Title _______________________


CUSTODIAN SECURITIES MANAGEMENT & RESEARCH, INC.

Accepted by ________________________________________________________________

Date _______________________________________________________________________

[LOGO]      SECURITIES MANAGEMENT & RESEARCH, INC.
             One Moody Plaza, Galveston, TX 77550
                      Member NASD, SIPC
     Distributor for the American National Family of Funds

ACCOUNT APPLICATION--PART 2
--------------------------------------------------------------------------------
PURCHASER SUITABILITY FORM & ARBITRATION AGREEMENT (This form must accompany all mutual fund applications submitted to SM&R. All information requested is required.)


NEW INVESTOR INFORMATION

Date ___________________________________________________________________________

1. Education IRA Responsible Individual_________________________________________

   Social Security (or Tax I.D.) No. ___________________________________________

2. Fund(s) being purchased _____________________________________________________

3. Investor's Occupation _______________________________________________________

   Name of Employer ____________________________________________________________

   Address of Employer _________________________________________________________

   Business Phone (   ) ________________________________________________________

4. Is the Investor employed by or associated with a member of the NASD or NYSE?

   / / No

   / / Yes. If yes, provide the name, address and phone no. of the firm:

________________________________________________________________________________

________________________________________________________________________________

5. Tax Status

   / / Single                 / / Head of Household

   / / Married filing separate returns

   / / Married filing joint return or qualifying widow(er) with dependent child

   / / Corporation         / / Other

6. Marital Status

   / / Married             / / Single                       / / Widowed

7. Dependents

   / / Spouse              / / Children: Ages __________    / / Other


INVESTOR SUITABILITY INFORMATION
(TO BE COMPLETED BY INVESTOR OR REGISTERED REPRESENTATIVE.)

NASD rules require Registered Representatives to have reasonable grounds for believing the recommended investment is suitable for the customer. Therefore, representatives are required to make inquiries concerning the financial condition of a proposed investor. You are urged to supply such information so that the representative can make an informed judgment as to the suitability of your investment selection(s). However, you are not required to divulge such information if you choose not to do so, you must sign at the section provided on the reverse side indicating refusal and acknowledging that the representative did request the suitability information.

1. SOURCES OF FUNDS FOR INVESTMENT
   / / Current Earnings       / / Gift or Inheritance     / / Insurance Benefit
   / / Savings                / / Sale  of Assets         / / Maturity Proceeds
   / / Other _______________

2. PRIMARY PURPOSE OF INVESTMENT
   / / Education              / / Savings                 / / Retirement
   / / Current Income         / / Tax Shelter             / / Business Purposes
   / / Other _______________

3. INVESTMENT PROFILE
   (a) What is your current investment preference?
       / / Aggressive Growth  / / Growth                  / / Growth & Current
                                                              Income
       / / Current Income     / / Maximum safety, even if modest return

   (b) What is your risk comfort level?
       / / High               / / High/Moderate           / / Moderate
       / / Moderate/Limited   / / Low

   (c) What is your financial goal time horizon?
       / / 1-5 years          / / 5-10 years
       / / 10 years and beyond

   (d) What is your age range?
       / / 21-40              / / 41-59                   / / 60+

   (e) What is your tax bracket?
       / / 15%                / / 28%                     / / 28+

   (f) What is your estimated annual family income?
       / / Under $15,000      / / $15,000-$30,000         / / $30,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (g) What is your estimated net worth (exclude home, furnishings and automobiles)?
       / / Under $25,000      / / $25,000-$50,000
       / / $50,000-$100,000   / / Over $100,000

   (h) Are you responsible for the financial welfare of anyone other than your immediate family (i.e. alimony, child or parental support, etc.)?
       / / Yes                / / No

   (i) Do you own other securities?
       / / Yes                / / No
   Types: / / Stocks    / / Bonds   / / Mutual Funds
          / / Variable Products     / / Other ___________________

I (we) furnished the above suitability information and it has been accurately recorded.

Investor Signature _____________________________________________________________



                                  CONTINUED ON REVERSE SIDE.

[LOGO] SECURITIES MANAGEMENT & RESEARCH, INC.

ACCOUNT APPLICATION--PART 2
--------------------------------------------------------------------------------

STATEMENT OF REFUSAL TO PROVIDE FINANCIAL INFORMATION

I (we) fully understand that the Registered Representative, acting on behalf of Securities Management & Research, Inc. (SM&R), has requested the preceding suitability information to determine whether my (our) purchase of securities is an appropriate investment considering my (our) financial situation. I (we) refuse to provide the requested information and by my (our) signature(s) below agree not to seek rescission of the investment or damages based on its unsuitability.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature

REGISTERED REPRESENTATIVE NOTICE--Should the Investor sign the above Statement of Refusal to Provide Financial Information, it is still an NASD requirement that you have reasonable grounds to recommend the purchase of this investment as suitable. Therefore, YOU must complete the suitability information to the best of your knowledge and certify that you have done so when signing the Registered Representative's Statement below.

--------------------------------------------------------------------------------

REGISTERED REPRESENTATIVE STATEMENT & SIGNATURE

Check appropriate boxes.

/ / Application--Part 1 attached.

/ / Custodial Agreement and Disclosure Statement detached and given to Investor.
    (For IRA, TSA, SEP or SIMPLE accounts only)

/ / Signed Arbitration Agreement

/ / Suitability Information was provided by the Investor and the Investor signed acknowledgement that information was accurately recorded.

                                        --or--

/ / Refusal to Provide Financial Information Statement Signed by Investor. I provided the suitability information to the best of my knowledge and have reasonable grounds to recommend the purchase of this investment as suitable for the investor.


________________________________________________________________________________
Registered Representative Signature

________________________________________________________________________________
Registered Representative Name (print)


Accepted, Securities Management & Research, Inc.

By _____________________________________________________________________________

Date ___________________________________________________________________________


PURCHASER AGREEMENT TO ARBITRATION

THIS SECTION IS NOT APPLICABLE TO MISSOURI RESIDENTS

The following conditions are agreed to by all parties to this agreement.

   1. Arbitration is final and binding on the parties.

   2. The parties are waiving their right to seek remedies in court, including the right to a jury trial.

   3. Pre-arbitration discovery is generally more limited and different from court proceedings.

   4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

   5. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

   By signature below, I (we) understand that I (we) have the right to any dispute between us arising under the federal securities laws to be resolved through litigation in the courts. In lieu of using the courts, I (we) may agree, after any such dispute has arisen, to settle it by arbitration before an appropriate group of arbitrators. However, I (we) understand that any other dispute between us arising out of any transaction or this agreement shall be settled by arbitration before the National Association of Securities Dealers, Inc., which must be commenced by a written notice of intent to arbitrate. Judgment upon any award may be entered in any appropriate court.

   I (we) further understand that we may not bring a punitive or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against anyone who has initiated in court a punitive class action; or who is a member of a punitive class action until (1) the class action certification is denied; or (2) the class is decertified; or (3) I (we) are excluded from the class action by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any right under this agreement except to the extent stated herein.


________________________________________________________________________________
Investor Signature

________________________________________________________________________________
Joint Owner Signature

                                                                      Form 9402
                                                                           2/98
                                          4

FORM 5305-EA

                     EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

Rev. January 1998   (Under Section 530 of the Internal Revenue Code)
Department of Treasury
Internal Revenue Service

The Depositor whose name appears on the Application is establishing an Education Individual Retirement Custodial Account under Section 530 for the benefit of the Designated Beneficiary whose name appears on the Application exclusively to pay for the qualified higher education expenses, within the meaning of Section 530(b)(2), of such Designated Beneficiary.

The Custodian named on the Application has provided the Depositor with a concise statement disclosing the provisions governing Section 530. This disclosure statement must include an explanation of the statutory requirements applicable to, and the income tax consequences of establishing and maintaining an account under Section 530. Providing the Depositor with a copy of Notice 97-60, 1997-46 I.R.B. 8 (November 17, 1996) is considered a sufficient disclosure statement. The Custodian also will provide a copy of this form and the disclosure statement to the Responsible Individual, as defined in Article VI below, if the Responsible Individual is not the same person as the Depositor.

The Depositor has assigned the custodial account the sum indicated on the Application.

--------------------------------------------------------------------------------

The Depositor and the Custodian make the following Agreement.

ARTICLE I
The Custodian may accept additional cash contributions. These contributions may be from the Depositor, or from any other individual, for the benefit of the Designated Beneficiary, provided the Designated Beneficiary has not attained the age of 18 as of the date such contributions are made. Total contributions that are not rollover contributions described in Section 530(d)(5) are limited to a maximum amount of $500 for the taxable year.

ARTICLE II
     The maximum aggregate contribution that an individual may make to the custodial account in any year may not exceed the $500 in total contributions that the custodial account can receive. In addition, the maximum aggregate contribution that an individual may make to the custodial account in any year is phased out for unmarried individuals who have modified adjusted gross income
(AGI) between $95,000 and $110,000 for the year of the contribution and for married individuals who file joint returns with modified AGI between $150,000 and $160,000 for the year of the contribution. Unmarried individuals with modified AGI above $110,000 for the year and married individuals who file joint returns and have modified AGI above $160,000 for the year may not make a contribution for that year. Modified AGI is defined in Section 530(c)(2).

ARTICLE III
No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common investment fund (within the meaning of Section 530(b)(1)(D)).

ARTICLE IV
1. Any balance to the credit of the Designated Beneficiary on the date on which such Designated Beneficiary attains age 30 shall be distributed to the Designated Beneficiary within 30 days of such date.

2. Any balance to the credit of the Designated Beneficiary shall be distributed to the estate of the Designated Beneficiary within 30 days of the date of such Designated Beneficiary's death.

ARTICLE V
The Depositor shall have the power to direct the Custodian regarding the investment of the amount listed on the Application assigned to the custodial account (including earnings thereon) in the investment choices offered by the Custodian. The Responsible Individual, however, shall have the power to redirect the Custodian regarding the investment of such amounts, as well as the power to direct the Custodian regarding the investment of all additional contributions (including earnings thereon) to the custodial account. In the event that the Responsible Individual does not direct the Custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the Depositor also will govern all additional contributions made to the custodial account until such time as the Responsible Individual otherwise directs the Custodian. Unless otherwise provided in this agreement, the Responsible Individual also shall have the power to direct the Custodian regarding the administration, management, and distribution of the account.

ARTICLE VI
The Responsible Individual named by the Depositor shall be a parent or guardian of the Designated Beneficiary. The custodial account shall have only one Responsible Individual at any time. If the Responsible Individual becomes incapacitated or dies while the Designated Beneficiary is a minor under state law, the successor Responsible Individual shall be the person named to succeed in that capacity by the preceding Responsible Individual in a witnessed writing or, if no successor is so named, the successor Responsible Individual shall be the Designated Beneficiary's other parent or successor guardian. Unless otherwise directed by checking the option on the Application, at the time that the Designated Beneficiary attains the age of majority under state law, the Designated Beneficiary becomes the Responsible Individual.

ARTICLE VII
(SEE THE APPLICATION AND SECTION 11.04 OF THIS AGREEMENT FOR INFORMATION REGARDING THE RESPONSIBLE INDIVIDUAL'S ABILITY TO CHANGE THE DESIGNATED BENEFICIARY NAMED BY THE DEPOSITOR.)

ARTICLE VIII
1. The Depositor Agrees to provide the Custodian with the information necessary for the Custodian to prepare any reports required under Section 530(h).

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Responsible Individual as prescribed by the Internal Revenue Service.

ARTICLE IX
Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV will be controlling. Any additional articles that are not consistent with section 530 and related regulations will be invalid.

ARTICLE X
This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor and the Custodian whose signatures appear on the Application.

ARTICLE XI
11.01 NOTICES AND CHANGE OF ADDRESS: Any required notice regarding this Education IRA will be considered effective when the Custodian mails it to the last address of the intended recipient which the Custodian has in its records. Any notice to be given to the Custodian will be considered effective when the Custodian actually receives it. The Responsible Individual must notify the Custodian of any change of address.

11.02 REPRESENTATIONS AND RESPONSIBILITIES: The Depositor and the Responsible Individual represent and warrant to the Custodian that any information the Depositor and Responsible Individual have given or will give the Custodian with respect to this Agreement is complete and accurate. Further, the Depositor and the Responsible Individual agree that any directions they give the Custodian, or action they take will be proper under this Agreement and that the Custodian is entitled to rely upon any such information or directions. The Custodian shall not be responsible for losses of any kind that may result from the Depositor's and Responsible Individual's directions to it or the Depositor's and Responsible Individual's actions or failures to act. The Depositor and Responsible Individual agree to reimburse the Custodian for any loss the Custodian may incur as a result of such directions, actions or failures to act. The Custodian has no duty to determine whether the contributions or distributions with respect to this Education IRA comply with the Code, regulations, rulings or this Agreement and shall not be responsible for any penalties, taxes, judgments or expenses of the Designated Beneficiary or any Depositor to this Education IRA.

11.03 SERVICE FEES: The Custodian has the right to charge an annual service fee or other designated fees (for example, a transfer, rollover or termination fee) for maintaining this Education IRA. In addition, the Custodian may charge the Designated Beneficiary separately for any fees or expenses or may deduct the amount of the fees or expenses from the assets in this Education IRA at the Custodian's discretion. The Custodian reserves the right to charge any additional fee upon 30 days notice to the Responsible Individual that the fee will be effective.

          Any brokerage commissions attributable to the assets in the Education IRA will be charged to the Education IRA. The Responsible Individual, Depositor or Designated Beneficiary cannot reimburse the Education IRA for those commissions.


#5096(1/98)                -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401

11.04 DETERMINATION OF DESIGNATED BENEFICIARY: Unless indicated otherwise on the Application, the Responsible Individual may not change the Designated Beneficiary. If the Depositor has indicated on the Application that the Responsible Individual may change the beneficiary designated under this Agreement and the Responsible Individual chooses to do so, the Responsible Individual must designate a member of the family (as defined in Section 529(e)(2)) of the existing Designated Beneficiary. This designation can only be made on a form prescribed by the Custodian.

11.05 TERMINATION: Either the Custodian or the Responsible Individual may terminate this Agreement at any time by giving written notice to the other. The Custodian can resign as Custodian at any time effective 30 days after mailing written notice of its resignation to the Responsible Individual. Upon receipt of that notice, the Responsible Individual must make arrangements to transfer the Education IRA to another financial organization. If the Responsible Individual does not complete a transfer of the Education IRA within 30 days from the date the Custodian mails the notice to the Responsible Individual, the Custodian has the right to transfer the Education IRA assets to a successor Education IRA trustee or custodian the Custodian chooses in its sole discretion or the Custodian may pay the Education IRA balance to the Designated Beneficiary in a single sum. The Custodian shall not be liable for any actions or failures to act on the part of any successor trustee or custodian nor for any tax consequences the Designated Beneficiary may incur that result from the transfer or distribution of the Education IRA assets pursuant to this section.

          If this Agreement is terminated, the Custodian may hold back from the Education IRA a reasonable amount of money that it believes is necessary to cover any one or more of the following:

               - any fees, expenses or taxes chargeable against the Education
                 IRA:
               - any penalties associated with the early withdrawal of any savings instrument or other investment in the Education IRA.

          If the Custodian is merged with another organization (or comes under the control of any Federal or State agency) or if the entire organization (or any portion which includes the Education IRA) is bought by another organization, that organization (or agency) shall automatically become the trustee or custodian of the Education IRA, but only if it is the type of organization authorized to serve as an Education IRA trustee or custodian.

          If the Custodian is required to comply with Section 1.408-2(e) of the Treasury Regulations and fails to do so, or the Custodian is not keeping the records, making the returns or sending the statements as are required by forms or regulations, the IRS may, after notifying the Responsible Individual or the Designated Beneficiary, require that a substitute trustee or custodian be appointed.

11.06 AMENDMENTS: The Custodian shall have the right to amend this Agreement at any time. Any amendment the Custodian makes to comply with the Code and related regulations does not require the consent of either the Responsible Individual or the Depositor. Notwithstanding anything in this agreement to the contrary, other amendments may be made with the consent of the Responsible Individual. The Responsible Individual will be deemed to have consented to any other amendment unless, within 30 days from the date the Custodian mails the amendment, the Responsible Individual notifies the Custodian in writing that the Responsible Individual does not consent.

11.07 TRANSFERS FROM OTHER PLANS: The Custodian can receive amounts transferred to the Education IRA from the custodian or trustee of another Education IRA.

11.08 LIQUIDATION OF ASSETS: The Custodian has the right to liquidate assets in the Education IRA if necessary to make distributions or to pay fees, expenses or taxes properly changeable against the Education IRA. If the Responsible Individual fails to direct the Custodian as to which assets to liquidate, the Custodian will decide in its complete and sole discretion and the Responsible Individual agrees not to hold the Custodian liable for any adverse consequences that result from the Custodian's decision.

11.09 RESTRICTIONS ON THE FUND: Neither the Responsible Individual, the Designated Beneficiary (nor anyone acting on behalf of the Designated Beneficiary), the Depositor nor any contributor may sell, transfer or pledge any interest in the Education IRA in any manner whatsoever, except as provided by law or this Agreement.

          The assets in the Education IRA shall not be responsible for the debts, contracts or torts of the Responsible Individual, the Designated Beneficiary, the Depositor or any person entitled to distributions under this Agreement.

11.10 WHAT LAW APPLIES: This Agreement is subject to all applicable Federal and State laws and regulations. If it is necessary to apply any State law to interpret and administer this Agreement, the law of the Custodian's domicile shall govern.

          If any part of this Agreement is held to be illegal or invalid, the remaining parts shall not be affected. Neither the Responsible Individual's nor the Custodian's failure to enforce at any time or for any period of time any of the provisions of this Agreement shall be construed as a waiver of such provisions, or the parties' right thereafter to enforce each and every such provision.

                                     INSTRUCTIONS

(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE UNLESS OTHERWISE NOTED.)

PURPOSE OF FORM

Form 5305-EA is a model Custodial account agreement that meets the requirements of section 530(a) and has been automatically approved by the IRS. An education individual retirement account (Ed IRA) is established after the form is fully executed by both the Depositor and the Custodian. This account must be created in the United States for the exclusive purpose of paying the qualified higher education expenses of the Designated Beneficiary.

Do not file Form 5305-EA with the IRS.  Instead, keep it for your records.

For more information, including information about the required disclosure you must get from your Custodian, see notice 97-80, 1997-8 I.R.B. 8 (November 17,
1997).

DEFINITIONS

CUSTODIAN: The Custodian must be a bank or savings and loan association, as defined in Section 408(n), or any person who has the approval of the IRS to act as Custodian. Any person who may serve as a Custodian of a Traditional IRA may serve as the Custodian of an ED IRA.

DEPOSITOR:  The Depositor is the person who established the custodial account.

DESIGNATED BENEFICIARY: The Designated Beneficiary is the person on whose behalf the custodial account has been established.

RESPONSIBLE INDIVIDUAL: The Responsible Individual, generally, is a parent or guardian of the Designated Beneficiary. However, under certain circumstances, the Responsible Individual may be the Designated Beneficiary.

IDENTIFICATION NUMBERS

The Depositor's and Designated Beneficiary's social security numbers will serve as their identification numbers. If the Depositor is a nonresident alien and does not have an identification number, write "Foreign" in the block where the number is requested. An employer identification number (EIN) is required only for an Ed IRA for which a return is filed to report unrelated business income. An EIN is required for a common fund created for Ed IRAs.

                                SPECIFIC INSTRUCTIONS

ARTICLE IX: Article IX and any that follow it may incorporate additional provisions that are agreed to by the Depositor and Custodian to complete the agreement. They may include, for example, provisions relating to: definitions, investment powers, voting rights, exculpatory provision, amendment and termination, removal of the Custodian, Custodian's fees, state law requirements, treatment of excess contributions, and prohibited transactions with the Depositor, Designated Beneficiary, or Responsible Individual, etc. Use additional pages as necessary and attach them to this form.

OPTIONAL PROVISIONS IN ARTICLE VI AND ARTICLE VII: Form 5305-EA may be reproduced in a manner that provides only those optional provisions offered by the Custodian.

NOTE: FORM 5305-EA MAY BE REPRODUCED AND REDUCED IN SIZE FOR ADAPTATION TO PASSBOOK PURPOSES.


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                                 DISCLOSURE STATEMENT

THE FOLLOWING IS AN EXCERPT FROM IRS NOTICE 97-60 ADDRESSING EDUCATION IRAS.

Beginning January 1, 1998, taxpayers may deposit up to $500 per year into an Education IRA for a child under age 18. Parents, grandparents, other family members, friends, and a child him/herself may contribute to the child's Education IRA, provided that the total contributions for the child during the taxable year do not exceed the $500 limit. Amounts deposited in the account grow tax-free until distributed, and the child will not owe tax on any withdrawal from the account if the child's qualified higher education expenses at an eligible educational institution for the year equal or exceed the amount of the withdrawal. If the child does not need the money for postsecondary education, the account balance can be rolled over to the Education IRA of certain family members who can use it for their higher education. Amounts withdrawn from an Education IRA that exceed the child's qualified higher education expenses in a taxable year are generally subject to income tax and to an additional tax of 10 percent. The Hope Scholarship Credit and Lifetime Learning Credit may not be claimed for a student's expenses in a taxable year in which the student takes a tax-free withdrawal from an Education IRA.

Q 1:   WHAT IS AN EDUCATION IRA?
A 1: An Education IRA is a trust or custodial account that is created or organized in the United States exclusively for the purpose of paying the qualified higher education expenses of the Designated Beneficiary of the account. The account must be designated as an Education IRA when it is created in order to be treated as an Education IRA for tax purposes.

Q 2:   FOR WHOM MAY AN EDUCATION IRA BE ESTABLISHED?
A 2: An Education IRA may be established for the benefit of any child under age 18. Contributions to the Education IRA will not be accepted after the Designated Beneficiary reaches his/her 18th birthday.

Q 3:   WHERE MAY AN INDIVIDUAL OPEN AN EDUCATION IRA?
A 3: An individual may open an Education IRA with any bank, or other entity that has been approved to serve as a nonbank trustee or custodian of an individual retire account (IRA), and the bank or entity is offering Education IRAs. Other entities that wish to offer Education IRAs but are not approved to serve as IRA trustees or custodians may seek approval by following the same IRS procedures used for approval of other IRA nonbank trustees. See Notice 97-57, 1997-43 I.R.B. (October 27,
       1997).

Q 4:   WHEN MAY A TAXPAYER START CONTRIBUTING TO AN EDUCATION IRA FOR A CHILD?
A 4: A taxpayer may start making contributions on January 1, 1998, or at any time thereafter.

Q 5:   HOW MUCH MAY BE CONTRIBUTED TO A CHILD'S EDUCATION IRA?
A 5: Up to $500 per year in aggregate contributions may be made for the benefit of any child. The contributions may be placed in a single Education IRA or in multiple Education IRAs.

Q 6: WHAT HAPPENS IF MORE THAN $500 IS CONTRIBUTED TO AN EDUCATION IRA ON BEHALF OF A CHILD IN A CALENDAR YEAR?
A 6: Aggregate contributions for the benefit of a particular child in excess of $500 for a calendar year are treated as excess contributions. If the excess contributions (and any earnings attributable to them) are not withdrawn from the child's account (or accounts) before the tax return for the year is due, the excess contributions are subject to a 6 percent excise tax for each year the excess amount remains in the account.

Q 7:   MAY CONTRIBUTIONS OTHER THAN CASH BE MADE TO A CHILD'S EDUCATION IRA?
A 7: No. Education IRAs are permitted to accept contributions made in cash only.

Q 8:   MAY CONTRIBUTORS TAKE A DEDUCTION FOR CONTRIBUTIONS MADE TO AN EDUCATION
       IRA?
A 8:   No.

Q 9:   ARE THERE ANY RESTRICTIONS ON WHO CAN CONTRIBUTE TO AN EDUCATION IRA?
A 9: Any individual may contribute up to $500 to a child's Education IRA if the individual's modified adjusted gross income for the taxable year is no more than $95,000 ($150,000 for married taxpayers filing jointly). (See Q&A 23 for a description of modified adjusted gross income.) The $500 maximum contribution per child is gradually reduced for individuals with modified adjusted gross income between $95,000 and $110,000 (between $150,000 and $160,000 for married taxpayers filing jointly). For example, an unmarried taxpayer with modified adjusted gross income of $96,500 in a taxable year could make a maximum contribution per child of $450 for that year. Taxpayers with modified adjusted gross income above $110,000 ($160,000 for married taxpayers filing jointly) cannot make contributions to anyone's Education IRA.

Q 10:  MAY A CHILD CONTRIBUTE TO HIS/HER OWN EDUCATION IRA?
A 10:  Yes.

Q 11: DOES A TAXPAYER HAVE TO BE RELATED TO THE DESIGNATED BENEFICIARY IN ORDER TO CONTRIBUTE TO THE DESIGNATED BENEFICIARY'S EDUCATION IRA?
A 11:  No.

Q 12:  HOW MANY EDUCATION IRAS MAY A CHILD HAVE?
A 12: There is no limit on the number of Education IRAs that may be established designating a particular child as beneficiary. However, in any given taxable year the total aggregate contributions to all the accounts designating a particular child as beneficiary may not exceed $500.

Q 13: MAY A DESIGNATED BENEFICIARY TAKE A TAX-FREE WITHDRAWAL FROM AN EDUCATION IRA TO PAY QUALIFIED HIGHER EDUCATION EXPENSES IF THE DESIGNATED BENEFICIARY IS ENROLLED LESS THAN FULL-TIME AT AN ELIGIBLE EDUCATIONAL INSTITUTION?
A 13: Yes. Whether the Designated Beneficiary is enrolled full-time, half-time or less than half-time, he/she may take a tax-free withdrawal to pay qualified higher education expenses.

Q 14: WHAT HAPPENS WHEN A DESIGNATED BENEFICIARY WITHDRAWS ASSETS FROM AN EDUCATION IRA TO PAY FOR COLLEGE?
A 14: Generally, the withdrawal is tax-free to the Designated Beneficiary to the extent the amount of the withdrawal does not exceed the Designated Beneficiary's qualified higher education expenses.

Q 15:  WHAT ARE "QUALIFIED HIGHER EDUCATION EXPENSES"?
A 15: "Qualified higher education expenses" mean expenses for tuition, fees, books, supplies, and equipment required for the enrollment or attendance of the Designated Beneficiary at an eligible educational institution. Qualified higher education expenses also include amounts contributed to a qualified state tuition program. Qualified higher education expenses also include room and board (generally the school's posted room and board charge, or $2,500 per year for students living off-campus and not at home) if the Designated Beneficiary is at least a half-time student at an eligible educational institution. The standards for determining whether a student is enrolled at least half-time are the same as those used for the Hope Scholarship Credit.

Q 16:  WHAT IS AN ELIGIBLE EDUCATIONAL INSTITUTION?
A 16: An eligible educational institution is any college, university, vocational school, or other postsecondary educational institution that is described in Section 481 of the Higher Education Act of 1965 (20 U.S.C. 1088) and, therefore, eligible to participate in the student aid programs administered by the Department of Education. This category includes virtually all accredited public, nonprofit, and proprietary postsecondary institutions. (The same eligibility requirements for institutions apply for the Hope Scholarship Credit, the Lifetime Learning Credit, and early withdrawals from IRAs for qualified higher education expenses.)

Q 17: WHAT HAPPENS IF A DESIGNATED BENEFICIARY WITHDRAWS AN AMOUNT FROM AN EDUCATION IRA BUT DOES NOT HAVE ANY QUALIFIED HIGHER EDUCATION EXPENSES TO PAY IN THE TAXABLE YEAR HE/SHE MAKES THE WITHDRAWAL?
A 17: Generally, if a Designated Beneficiary withdraws an amount from an Education IRA and does not have any qualified higher education expenses during the taxable year, a portion of the distribution is taxable. The taxable portion is the portion that represents earnings that have accumulated tax-free in the account. The taxable portion of the distribution is also subject to a 10 percent additional tax unless an exception applies.

Q 18: IS A DISTRIBUTION FROM AN EDUCATION IRA TAXABLE IF THE DISTRIBUTION IS CONTRIBUTED TO ANOTHER EDUCATION IRA?
A 18: Any amount distributed from an Education IRA and rolled over to another Education IRA for the benefit of the same Designated Beneficiary or certain members of the Designated Beneficiary's family is not taxable. An amount is rolled over if it is paid to another Education IRA on a date within 60 days after the date of the distribution. Members of the Designated Beneficiary's family include the Designated Beneficiary's children and their descendants, stepchildren and their descendants, siblings and their children, parents and grandparents, stepparents, and spouses of all the foregoing. The $500 annual contribution limit to Education IRAs does not apply to these rollover contributions. For example, an older brother who has $2,000 balance to an Education IRA for his younger sister who is still in high school without paying any tax on the transfer.


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Q 19: WHAT HAPPENS TO THE ASSETS REMAINING IN AN EDUCATION IRA AFTER THE DESIGNATED BENEFICIARY FINISHES HIS/HER POSTSECONDARY EDUCATION?
A 19: There are two options. The amount remaining in the account may be withdrawn for the Designated Beneficiary. The Designated Beneficiary will be subject to both income tax and the additional 10 percent tax on the portion of the amount withdrawn that represents earnings if the Designated Beneficiary does not have any qualified higher education expenses in the same taxable year he/she makes the withdrawal. Alternatively, if the amount in the Designated Beneficiary Education IRA is withdrawn and rolled over (as described in Q&A 18 of this section) to another Education IRA for the benefit of a member of the Designated Beneficiary's family, the amount rolled over will not be taxable.

Q 20: RATHER THAN ROLLING OVER MONEY FROM ONE EDUCATION IRA TO ANOTHER, MAY THE DESIGNATED BENEFICIARY OF THE ACCOUNT BE CHANGED FROM ONE CHILD TO ANOTHER WITHOUT TRIGGERING A TAX?
A 20: Yes, provided:(1) the terms of the particular trust or custodial account permit a change in designated beneficiaries (each trustee or custodian will control whether options like this one are available in the accounts they offer), and (2) the new Designated Beneficiary is a member of the previous Designated Beneficiary family. (See Q&A 18 in this section.)

Q 21: MAY A STUDENT OR THE STUDENT'S PARENTS CLAIM THE HOPE SCHOLARSHIP CREDIT OR LIFETIME LEARNING CREDIT FOR THE STUDENT'S EXPENSES IN A TAXABLE YEAR IN WHICH THE STUDENT RECEIVES MONEY FROM AN EDUCATION IRA ON A TAX-FREE BASIS?
A 21: No. If a student is receiving a tax-free distribution from an Education IRA in a particular taxable year, none of the student's expenses may be claimed as the basis for a Hope Scholarship Credit or Lifetime Learning Credit for that year. However, the student may waive the tax-free treatment of the Education IRA distribution and elect to pay any tax that would otherwise be owed on an Education IRA distribution so that the student or the student's parents may claim a Hope Scholarship Credit or Lifetime Learning Credit for expenses paid in the same year the Education IRA distributions are received.

Q 22: MAY CONTRIBUTIONS BE MADE TO BOTH A QUALIFIED STATE TUITION PROGRAM AND AN EDUCATION IRA ON BEHALF OF THE SAME DESIGNATED BENEFICIARY IN THE SAME TAXABLE YEAR?
A 22: No. Any amount contributed to an Education IRA on behalf of a Designated Beneficiary during any taxable year in which an amount is also contributed to a qualified state tuition program on behalf of the same beneficiary will be treated as an excess contribution to the Education IRA. (See Q&A 6 in this section for the treatment of excess contributions.)

Q 23:  HOW DOES A TAXPAYER KNOW WHAT HIS/HER "MODIFIED ADJUSTED GROSS INCOME"
       IS?
A 23: For most taxpayers, modified adjusted gross income is the same as adjusted gross income. Taxpayers compute adjusted gross income as part of completing an Federal income tax return. For those few taxpayers who earn income abroad or received income from certain American territories or possessions, modified adjusted gross income will be greater than adjusted gross income. In those cases, the individual's adjusted gross income will be increased by: (1) certain amounts that the individual earns abroad. (2) amounts effectively connected with the individual's conduct of a trade or business or derived from sources in Guam, American Samoa, or the Northern Mariana Islands (if the individual is a resident of the possession where the source of the income is located), and (3) amounts derived from sources in Puerto Rico (if the individual is a Puerto Rican resident).


#5096(1/98)                -C- 1997 Universal Pensions, Inc., Brainerd, MN 56401

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Form 9382
3/98